SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement, dated as of __________, 2007 (this “Agreement”), is made by and between Derma Sciences, Inc., a Pennsylvania corporation (the “Company”), each of the undersigned purchasers (each a “Purchaser” and collectively, the “Purchasers”) and each assignee of a Purchaser who becomes a party hereto.

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price per share equal to $0.70, and five-year warrants to purchase shares of Common Stock (the “Warrants”) with an exercise price per share of $0.77, subject to adjustment therein. The Shares and the Warrants are collectively referred to herein as the “Securities”.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

DEFINITIONS

    (1)        Definitions. In addition to the terms defined elsewhere in this Agreement: the following terms have the meanings set forth in below:

“Acquisition Closing” shall have the meaning ascribed to such term in Section A(3) to this Agreement.

“Acquiring Person” shall have the meaning ascribed to such term in Section F(5) to this Agreement.

“Action” shall mean an action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign)

“Advice”shall have the meaning ascribed to such term in Section E(6) to this Agreement.

“Affiliate”means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement”means the Securities Purchase Agreement.

“Board of Directors” means the board of directors of the Company.

“Closing”shall have the meaning ascribed to such term in Section A(3) to this Agreement.

“Closing Date” shall have the meaning ascribed to such term in Section A(3) to this Agreement.

“Common Stock” shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company”means Derma Sciences Inc., a Pennsylvania corporation.

“Company Counsel” means Hedger & Hedger, with offices located at 2 Fox Chase Drive, Hershey, PA 17033.

“Discussion Time” shall have the meaning ascribed to such term in Section B(15) to this Agreement.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” shall have the meaning ascribed to such term in Section F(12) of this Agreement.

“Effectiveness Period” shall have the meaning ascribed to such term in Section E(2)(b) to this Agreement.

“Environmental Laws” shall have the meaning ascribed to such term in Section C(20) of this Agreement.

“ERISA”shall have the meaning ascribed to such term in Section C(22)(e) to this Agreement.

“Evaluation Date” shall have the meaning ascribed to such term in Section C(9) of this Agreement.

“Event”shall have the meaning ascribed to such term in Section E(2)(d) to this Agreement.

“Exchange Act” shall have the meaning ascribed to such term in Section C(7) of this Agreement.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FAD”shall have the meaning ascribed to such term in Section A(3) to this Agreement.

“FDA” shall have the meaning ascribed to such term in Section C(41) to this Agreement.

“FDCA”shall have the meaning ascribed to such term in Section C(41) to this Agreement.

“Filing Date” shall have the meaning ascribed to such term in Section E(2)(a) to this Agreement.

“Filing Default Date” shall have the meaning ascribed to such term in Section E(2)(a) to this Agreement.

“FINRA”means the Financial Industry Regulatory Authority, Inc.

“GAAP”shall have the meaning ascribed to such term in Section C(8) to the Agreement.

“Hazardous Substance” shall have the meaning ascribed to such term in Section C(20) of this Agreement.

“Indebtedness”shall have the meaning ascribed to such term in Section C(14) to this Agreement.

“Indemnified Party” shall have the meaning ascribed to such term in Section E(5)(c) to this Agreement.

“Intangible Rights” shall have the meaning ascribed to such term in Section C(21) to this Agreement.

“Legend Removal Date” shall have the meaning ascribed to such term in Section F(1)(c) to this Agreement.

“Liens”means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreement in the form of Exhibit B attached hereto.

“Losses”shall have the meaning ascribed to such term in Section E(5)(a) to this Agreement.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section C(1) to this Agreement.

“Material Agreement” shall have the meaning ascribed to such term in Section C(16) to this Agreement.

“Material Permits” shall have the meaning ascribed to such term in Section C(34) to this Agreement.

“No-Review Effectiveness Default Date” shall have the meaning ascribed to such term in Section E(2)(b) to this Agreement.

“Offering”shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Offering Documents” shall have the meaning ascribed to such term in Section B(1) to this Agreement.

“Offering Price” shall have the meaning ascribed to such term in Section A(2) to this Agreement.

“Participation Maximum” shall have the meaning ascribed to such term in Section F(17)(a).

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section C(41) to this Agreement.

“Plan of Distribution” shall mean the Plan of Distribution in the form of Exhibit E attached hereto.

“Person”means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pre-Notice”shall have the meaning ascribed to such term in Section F(17)(b).

“Proceeding” shall have the meaning ascribed to such term in Section E(3)(b) to this Agreement.

“Prospectus”shall have the meaning ascribed to such term in Section E(1)(a) to this Agreement.

“Purchaser Questionnaire” shall have the meaning ascribed to such term in Section B(11) to this Agreement.

“Purchaser Party” shall have the meaning ascribed to such term in Section F(8) to this Agreement.

“Registrable Securities” shall have the meaning ascribed to such term in Section E(1)(b) to this Agreement.

“Registration Statement” shall have the meaning ascribed to such term in Section E(1)(c) to this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Sarbanes-Oxley Act of 2002” shall have the meaning ascribed to such term in Section C(10) to this Agreement.

“SEC”shall have the meaning ascribed to such term in Section C(5)(b) to this Agreement.

“SEC Reports” shall have the meaning ascribed to such term in Section C(7) to this Agreement.

“SEC-Review Effectiveness Default Date” shall have the meaning ascribed to such term in Section E(2)(b) to this Agreement.

“Securities”shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Securities Act” shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Selling Stockholder Questionnaire” shall have the meaning ascribed to such term in Section B(12) to this Agreement.

“Shares”shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Signature Page” shall have the meaning ascribed to such term in Section H to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsequent Financing” shall have the meaning ascribed to such term in Section F(17)(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section F(17)(b).

“Subscription Amount” shall have the meaning ascribed to such term in Section A(1) to this Agreement.

“Subsidiaries”shall have the meaning ascribed to such term in Section C(13) to this Agreement.

“Taxes”shall have the meaning ascribed to such term in Section C(18) to this Agreement.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning ascribed to such term in Section C(4) to this Agreement.

“Transfer Agent” means StockTrans, Inc., the current transfer agent of the Company, with a mailing address of 44 West Lancaster Avenue, Ardmore, PA 19003 and a facsimile number of (610) 649-7302, and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section F(12)(b) to this Agreement.

“Warrants”shall have the meaning ascribed to such term in the Recitals to this Agreement.

“Warrant Exercise Price” shall mean $0.77, subject to adjustment therein.

“Warrant Shares”shall have the meaning ascribed to such term in Section B(8) to this Agreement.

        A.   Subscription

        (1)   Subject to the conditions to closing set forth herein, each Purchaser, severally and not jointly with the other Purchasers, hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the “Subscription Amount”). The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price, rounded up to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of one (1) share of Common Stock for every four (4) Shares purchased hereunder, rounded up to the nearest whole number. The aggregate amount of Securities to be issued pursuant to the Offering shall not exceed 7,142,857 Shares and Warrants to purchase 1,785,714 shares of Common Stock.

        (2)   For purposes of this Agreement, the “Offering Price” shall be $0.70 which shall be the price per Share to be paid by the Purchasers.

        (3)   It is expected that the closing of the Offering (the “Closing”, and the date of the Closing, the “Closing Date”) will occur simultaneously with the closing of the Company’s proposed acquisition (the “Acquisition Closing”) of the First Aid Division of NutraMax Products, Inc. (“FAD”). Prior to the Closing, each Purchaser shall deliver the applicable Subscription Amount, by wire transfer to the escrow account of Gallagher, Briody & Butler in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph (4) below.

        (4)   The following conditions must be met in order for the Closing to occur:

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Offering Price, registered in the name of such Purchaser;

(iv) a Lock-Up Agreement executed by each of the Company and its executive officers, directors, affiliates and 10% stockholders, in the form of Exhibit B; and

(v) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 25% of the Shares issuable to such Purchaser hereunder, with an exercise price equal to the Warrant Exercise Price, subject to adjustment therein.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

(c) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(d) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the minimum aggregate Subscription Amount hereunder shall be at least $4,000,000;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vii) the Acquisition Closing shall have occurred contemporaneous with, or prior to the Closing hereunder, and in any event prior to October 31, 2007 on substantially the same terms as in the draft Asset Purchase Agreement set forth in Exhibit F; and

(viii) the Company has received debt financing for the acquisition of FAD on substantially the same terms as in the preliminary term sheet set forth in Exhibit G.

        (5)     All payments for Securities made by the Purchasers will be effected by wire transfer to the account specified in Schedule A hereof not later than 12:00 p.m. E.S.T. on the date of the expected Acquisition Closing provided that the Company shall have given the Purchasers at least 2 business days’ prior notice of such event. Payments for Securities made by the Purchasers will be returned promptly, prior to an applicable Closing, without interest or deduction, if, or to the extent, (i) the undersigned’s subscription is rejected; (ii) the Offering is terminated for any reason; or (iii) upon request by the Purchaser, if the Acquisition Closing does not occur by November 15, 2007.

        (6)     Notwithstanding anything to the contrary herein, the Company and Purchasers agree that no funds may be utilized by the Company until all of the items required to be delivered by the Company pursuant to Section (A)(4) have been delivered and all other conditions to

Closing set forth in this Agreement, including the items in Paragraph A(4) above, have been satisfied or waived.

        (7)     Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

         B.     Representations and Warranties of the Purchaser

        Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

        (1)     The Purchaser has carefully read this Agreement and the form of Warrant attached hereto as Exhibit C (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the representations of the Purchasers hereunder, the Purchaser has carefully read and considered the Company’s (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”), including, without limitation, the financial statements included therein and the sections therein entitled “Item 1. Description of Business,” “Item 6. Management’s Discussion and Analysis or Plan of Operation or Plan of Operation,” and “Risks” (which is contained in Item 6), and (b) Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, including, without limitation, the subsections of such Form 10-Q entitled “Item 1. Financial Statements,” “Item 2. Management’s Discussion and Analysis or Plan of Operation” and c) Proxy Statement dated April 9, 2007. The Purchaser has relied only on the information contained in the Offering Documents and has not relied on any representation made by any other person. Further, the Purchaser has received and carefully considered information relative to the Company’s contemplated acquisition of the FAD of NutraMax Products, Inc. and the risks associated therein, including, but not limited to: (i) the Company may experience delays with respect to the manufacturing transition to a sole-source supplier in China, (ii) the expected cash flow from the FAD business may not be realized, and (iii) the Company may experience issues in the integration of the FAD business, including personnel matters. The Purchaser fully understands all of the risks related to the purchase of the Securities. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company intends to apply the proceeds from the Offering for the acquisition of the FAD.

        (2)     The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or advisor(s).

        (3)     The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

        (4)     The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

        (5)     If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

        (6)     The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

        (7)     Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

        (8)     The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), shall be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

        Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following the Effective Date of the Registration Statement filed hereunder, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will no later than three (3) trading days following the delivery by a Purchaser to the Company or to the Company and the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably requested by counsel to the Company in connection with any sales made pursuant to Rule 144), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

        (9)     If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

        (10)     If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

        (11)     The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects, and the Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein.

        (12)     The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the “Selling Stockholder Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects.

        (13)     The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares. The Purchaser acknowledges and agrees that the Purchaser shall have no preemptive rights, right of first refusal, or other rights to subscribe for or purchase any shares of Common Stock the Company may issue in the future as a result of Purchaser’s purchase of Securities pursuant to this Agreement.

        (14)     The Purchaser acknowledges that the Company has engaged the Placement Agent in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent an aggregate cash commission equal to six percent (6.0%) of the gross proceeds resulting from the Offering.

        (15)     Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received information relative to the Offering (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

        C.     Representations and Warranties of the Company

        The Company hereby makes the following representations and warranties to the Purchaser and the Placement Agent as of the date of this Agreement and immediately prior to Closing:

        (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

        (2) Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 11,750,000 shares of preferred stock, par value $.01. As of the date hereof, the type, amount and terms of all outstanding securities of the Company are as set forth on Schedule C(2) hereof, which schedule shall include the total number of shares of Common Stock held by affiliates of the Company. Other than as set forth on Schedule C(2) or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

        (3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Shares, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company has reserved, and will reserve, at all times that the Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the then outstanding Warrants and Placement Agent Warrants.

        (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and all other documents and agreements required to be executed by the Company hereunder (this Agreement and such other documents and agreements, the “Transaction Documents”) and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. The Transaction Documents have been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

        (5) No Conflict; Governmental and Other Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any Subsidiary is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of its or its Subsidiaries’ properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or any Subsidiary except to the extent that any such violation, conflict or breach could not have or be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any of its subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement.

(b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such pre- or post-Closing filings as may be required to be made with the Securities and Exchange Commission (the “SEC”), FINRA, and with any state or foreign blue sky or securities regulatory authority.

        (6) Litigation. There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

        (7) Accuracy of Reports. All reports required to be filed by the Company in the period commencing January 1, 2006 and ending on the date of this Agreement (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

        (8) Financial Information. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

        (9) Accounting Controls. The Company and Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

        (10) Sarbanes-Oxley Act of 2002. The Company is, and will be, at all times during the period the Company must maintain effectiveness of the Registration Statement as provided herein, in compliance in all material respects with all applicable provisions of the Sarbanes-

Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

        (11) Absence of Certain Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or as contemplated by the acquisition of the FAD, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

        (12) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

        (13) Subsidiaries. The Company has three wholly owned subsidiaries, Sunshine Products, Inc., Derma Sciences Canada Inc. and Derma First Aid Products, Inc. (collectively referred to herein as the Company’s “subsidiaries”. Each of the Company’s subsidiaries has been duly formed, is validly existing and is in good standing under the law of the jurisdication of its formation, has the corporate power and authority to own its property and to conduct its business as described in the SEC Reports and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

        (14) Indebtedness. The financial statements in the SEC reports set forth all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments as of their respective dates. For purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

        (15) Certain Fees. Other than fees payable to the Placement Agent, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

        (16) Material Agreements. Except as set forth in the SEC Reports, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a “Material Agreement”). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

        (17) Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any of its customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

        (18) Taxes. The Company and each of its Subsidiaries have prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies, which individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect. None of the federal income tax returns of the Company or ant Subsidiary for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect.

        (19) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount hereunder. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

        (20) Environmental Matters. To the Company’s knowledge, all real property owned, leased or otherwise operated by the Company is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has not caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company’s knowledge, threatened against the Company or any of the Company’s facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

        (21) Intellectual Property Rights and Licenses. The Company owns or has the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect (“Intangible Rights”). The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s and its Subsidiaries’ businesses is infringing or has infringed upon any intellectual property rights of others in a manner that would be reasonably expected to have a Material Adverse Effect. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company. The Company has taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and the Company is not or has not been in material breach of any such license or other permission.

        (22) Labor, Employment and Benefit Matters.

(a) There are no existing, or to the best of the Company’s knowledge, threatened strikes or other labor disputes against the Company that would be reasonably likely to have a Material Adverse Effect. There is no organizing activity involving employees of the Company pending or, to the Company’s or its subsidiaries’ knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company’s knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

(b) Except as set forth in the SEC Reports, the Company is not, or during the five years preceding the date of this Agreement was not, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company.

(c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

(d) The Company does not have any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term “liabilities” used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

(e) The Company has not (i) terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).

(f) No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (23) Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company and its directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations.

        (24) Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, the Company and has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

        (25) Compliance with OTC Bulletin Board Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is eligible to be quoted on the OTC Bulletin Board, trading in the Common Stock has not been suspended, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or disqualifying the Common Stock from quotation on the OTC Bulletin Board, nor to the Company’s knowledge is FINRA currently contemplating terminating the eligibility of the Company’s Common Stock to be quoted on the OTC Bulletin Board. The Company and the Common Stock meet the criteria for continued quotation on the OTC Bulletin Board.

        (26) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.

        (27) General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

        (28) No Manipulation of Stock. The Company has not and will not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

        (29) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

        (30) Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers and their counsel promptly after such filing.

        (31) Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

        (32) Use of Proceeds. The Company will use the net proceeds from the Offering will to acquire the assets of FAD.

        (33) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and information relative to the Company’s contemplated purchase of the FAD, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and acknowledges that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

        (34) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

        (35) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

        (36) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

        (37) Accountants. The Company’s accounting firm is Ernst & Young LLP. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act, and (ii) intends to express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the year ending 2007.

        (38) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents, and the Company is current with respect to any fees owed to its accountants and lawyers.

        (39) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

        (40) Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections B(15) hereof), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

        (41) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

        D. Understandings

        Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

        (1)   Each Purchaser hereby acknowledges and agrees that the subscription hereunder, once accepted by the Company, is irrevocable by such Purchaser save as otherwise provided in Section A(5) hereof, and that, except as required by law, such Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Purchaser hereunder, except that the obligations under this Agreement shall not survive the death or disability of the Purchaser.

        (2)   No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

        (3)   The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

        (4)   Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

        (5)   The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for pro forma and projected financial information and other information reflecting the Company’s contemplated acquisition of the FAD and except for the terms of the Transaction Documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

        E.   Registration Rights

        (1)  Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

(a) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(b) “Registrable Securities” shall mean any Shares and Warrant Shares issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment (including any anti-dilution adjustment), recapitalization or similar event with respect to the foregoing.

(c) “Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(d) “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        (2)   Shelf Registration.

(a) The Company shall use its best efforts to cause to prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to the 60th day (the “Filing Default Date”) following the Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3; provided that if the Company shall determine in good faith that Form S-3 is not then available to it, the Registration Statement shall be on Form S-1 or on another appropriate form in accordance herewith. The Registration Statement shall contain (except if otherwise directed in writing by the Purchasers) a “Plan of Distribution” substantially in the form attached hereto as Exhibit E Each Purchaser will furnish to the Company, within five days of the Closing, a completed questionnaire in the form set forth as Exhibit G hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser complete and not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.

(b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 90th day following the Closing (the “No-Review Effectiveness Default Date”) if there is no SEC review of the Registration Statement or the 120th day following the Closing (the “SEC-Review Effectiveness Default Date”) in the event of an SEC review of the Registration Statement, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date when all Registrable Securities covered thereby may be sold without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision or (ii) the date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

(c) The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments. The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., Eastern time, on the effective date, and file with the SEC and deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. Eastern time on the business day after such effective date.

(d) Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company’s obligations under Paragraph (2)(b) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty (it being agreed that it would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Paragraph (2)(d). For such purposes, each of the following shall constitute an “Event”:

(i) the Filing Date does not occur on or prior to the Filing Default Date, in which case the Company shall pay to each Purchaser an amount in cash equal to one-thirtieth of one percent of the aggregate purchase price paid by such Purchaser for each day from the Filing Default Date until the Filing Date, payable at the end of each 30-day period after the Filing Default Date; or

(ii) (A) there is no SEC review of the Registration Statement and the Registration Statement is not declared effective on or prior to the No-Review Effectiveness Default Date, in which case the Company shall pay to each Purchaser for each day after the No-Review Effectiveness Default Date until the date upon which the Registration Statement is first declared effective, an amount in cash equal to one-thirtieth of one percent of the aggregate purchase price paid by such Purchaser; or (B) there is an SEC review of the Registration Statement and the Registration Statement is not declared effective on or prior to the SEC-Review Effectiveness Default Date, in which case the Company shall pay to each Purchaser an amount in cash equal to one-thirtieth of one percent of the aggregate purchase price paid by such Purchaser for each day after the SEC-Review Effectiveness Default Date until the date the Registration Statement is first declared effective, in each case payable at the end of each 30-day period after the No-Review Effectiveness Default Date or SEC-Review Effectiveness Default Date, as applicable; or

(iii) if during the Effectiveness Period, the SEC issues any stop order suspending the effectiveness of the Registration Statement, in which case the Company shall pay to each Purchaser for each day after the issuance of such SEC stop order until the date upon which the Registration Statement is again declared effective or the end of the Effectiveness Period, whichever is earlier, an amount in cash equal to one-thirtieth of one percent of the aggregate purchase price paid by such Purchaser with respect to any Shares not previously sold or transferred by such Purchaser pursuant to the Registration Statement as of the time of the issuance of the stop order, payable at the end of each 30-day period after the issuance of the SEC stop order.

        The payment obligations of the Company under this Section E(2)(d) shall be cumulative. If any payment under this Section E(2)(d) is not received by the Purchasers when such payment is due, then in addition to any other remedies that may be available to the Purchasers, interest at the rate of 1% per 30-day period (prorated for periods less than 30 days) shall accrue on the outstanding balance of the delinquent payment until such delinquent payment is paid in full. Provided, however, liquidated damages payable by the Company hereunder to a given Purchaser may in no event exceed ten percent (10.0%) of the aggregate purchase price paid by such Purchaser.

(e) The Purchasers acknowledge that the SEC has recently given enhanced scrutiny to registration statements attempting to register the resale of shares and warrant shares obtained by purchasers in private placements and that such SEC reviews have resulted in registrants being denied the use of Rule 415(a)(1)(i). Accordingly, notwithstanding anything herein to the contrary, the Purchasers agree that (i) the Company shall not be obligated to pay any amount of liquidated damages under Section (E)(2)(d)(ii)(B) in the event the Registration Statement is not declared effective on or prior to the SEC-Review Effectiveness Default Date solely as a result of or in connection with a determination by the SEC that either the Company or the Purchasers are ineligible to rely on Rule 415(a)(1)(i) under the Securities Act with respect to the registration of any of the Registrable Securities for resale by the Purchasers on a continuous or delayed basis; provided, that the Company shall thereafter use its commercially reasonable efforts to find alternative methods to register the Registrable Securities with the SEC for resale; and (ii) in the event the Company, after conducting a pre-filing conference with the SEC, if possible, and after consultation with the Placement Agent, reasonably determines that it is unable to, or it is inadvisable for the Company to attempt to, register all of the Registrable Securities in a single Registration Statement, the Company may elect to fulfill the registration requirements of this Section (E)(2) by registering the Registrable Securities in two or more Registration Statements, provided that the Company shall use its best efforts to file each subsequent Registration Statement no later than the earlier of (A) 60 days following the date on which the last of the Registrable Securities registered under the preceding Registration Statement were sold or (B) 6 months following the date on which the preceding Registration Statement was declared effective.

        (3) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than 3 Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Purchaser copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Purchaser, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Purchasers of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than 3 Trading Days after the Purchasers have been so furnished copies of a Registration Statement or 1 Trading Day after the Purchasers have been so furnished copies of any related Prospectus or amendments or supplements thereto.

(b) Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten (10) trading days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Purchaser which has not executed a confidentiality agreement with the Company).

(c) Notify the Placement Agent and the Purchasers as promptly as reasonably possible, and (if requested by any Purchaser) confirm such notice in writing no later than one (1) trading day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to the Purchaser a copy of such comments and of all written responses thereto, provided that the Company may excise any information contained therein which would constitute material non-public information as to any Purchaser which has not executed a confidentiality agreement with the Company); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided to any Purchaser under this Section E(3)(b).

(d) Use its best efforts to avoid the issuance of or, if issued, obtain the prompt withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e) Use its best efforts to deliver to each Purchaser, which delivery may be made electronically, by 8:00 a.m. Eastern time on the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f) In the event the Company’s Common Stock is then listed on the NASDAQ Stock Market: (i) In the time and manner required by FINRA, prepare and file with FINRA an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company’s outstanding Shares; (ii) use its best efforts regardless of listing or similar costs to take all steps reasonably necessary to cause such Registrable Securities to be approved for listing on The NASDAQ Stock Market as soon as possible thereafter; (iii) provide to the Purchasers notice of such listing; and (iv) use its best efforts regardless of listing or similar costs to maintain the listing of such Registrable Securities on The NASDAQ Stock Market.

(g) To the extent required by law, prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(f), or (ii) subject itself to taxation.

(h) Upon the occurrence of any event described in Paragraph (3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to forty five (45) days (unless the holders of at least a majority of the then eligible Registrable Securities consisting of outstanding shares of Common Stock consent in writing to a longer delay of up to an additional sixty (60) days no more than once in any twelve-month period) if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, there is some material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development, and the Company shall not disclose such development to the Purchasers; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then eligible Registrable Securities consisting of outstanding shares of Common Stock. Each violation of the Company’s obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to the proviso of this Paragraph (3)(g) shall be deemed an “Event” and for each such default, Purchaser shall be entitled to the payment provisions in the amounts set forth in Paragraph (2)(d)(i).

(i) Comply with all applicable rules and regulations of the SEC and the FINRA in all material respects, including using its best efforts to cooperate with the Placement Agent or other registered broker-dealer making any filing required by NASD Rule 2710 to permit resales of the Registrable Securities by the Purchasers through registered broker-dealers.

        (4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) and fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

        (5) Indemnification.

(a) Indemnification by the Company. In consideration of each Purchaser’s execution and delivery of this Agreement and in addition to the Company’s other obligations hereunder, the Company shall, notwithstanding any termination of this Agreement, indemnify, defend, protect and hold harmless each Purchaser, its officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to (A) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has duly notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below; (B) any misrepresentation or material breach of any representation or warranty made by the Company in the Offering Documents; (C) any breach of any covenant, agreement or obligation of the Company contained in the Offering Documents; (D) any cause of action, suit or claim brought or made against such Indemnified Party (as hereinafter defined) by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Offering Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of issuance of Securities, or (iii) the status of such Purchaser as an investor in the Company pursuant to the transactions contemplated by the Offering Documents, other than any such cause of action, suit or claim resulting from the fraud or willful misconduct of such Purchaser. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The

Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and any cause of action or similar right of the Indemnified Parties against the Indemnifying Parties or others.

        (6)     Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

        (7)      Piggy-Back on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacities pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

        (8)      Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(g) above, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section E(8).

        (9)      Rule 144. For a period of two years following the date hereof, the Company agrees with each holder of Registrable Securities to:

(a) use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

        F. Covenants of the Company

        (1) Transfer Restrictions. (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section F(1)(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(a) The Purchasers agree to the imprinting, so long as is required by this Section F(1), of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

        The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the terms hereof, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(b) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section F(1)(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section F(1)(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(c) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $2,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section F(1)(c), $10 per Trading Day for each Trading Day after the 2nd Trading Day Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Each Purchaser, severally and not jointly with the other Purchasers, agrees that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section F(1) is predicated upon the Company’s reliance upon this understanding.

        (2) Furnishing of Information. Until the time that no Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.(3)

        (3) Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities to the Purchasers for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

        (4) Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the fourth Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and filing the Transaction Documents as exhibits thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the SEC and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii).

        (5) Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

        (6) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

        (7) Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for its purchase of the FAD and shall not use such proceeds for (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

        (8) Indemnification of Purchasers. Subject to the provisions of this Section F(8), the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

        (9) Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

        (10) Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

        (11) Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the

Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

        (12) Subsequent Equity Sales.

(a) The Company hereby agrees that, for a period of ninety (90) days after effectiveness of the first Registration Statement (the “Effective Date”), it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales related to a strategic transaction, pursuant to the exercise of an option, warrant or other right to acquire Common Stock outstanding as of the date of this Agreement, or to an employee, director, supplier, lender or lessor, or any option grant or issuance; provided, however, the 90 day period set forth in this Section F(12) shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.

(b) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

        (13) Other Registration Statements. Until forty-five (45) days following effectiveness of the first Registration Statement, the Company shall not file any other registration statements, other than the Registration Statement contemplated hereby, any registration statement on Form S-8 or other appropriate form related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company’s employees, officers, directors or consultants, or any registration statement filed on Form S-4 relating to securities issued in connection with a merger or other acquisition; provided, however, that nothing herein shall prohibit the Company from maintaining the effectiveness of any currently outstanding registration statement filed by the

Company under the Securities Act, including, without limitation, the filing of post-effective amendments to such registration statements.

        (14) Maintenance of Listing. During the period any Securities issued pursuant to the Offering Documents remain outstanding, the Company shall use its best efforts to ensure the Company’s Common Stock is either quoted on the OTC Bulletin Board, or listed for trading on a national securities exchange, in the sole discretion of the Company. The Company and the Purchasers expressly agree that the quotation of the Company’s Common Stock on the “pink sheets” shall not be considered to satisfy the Company’s obligations pursuant to this covenant.

        (15) Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

        (16) Capital Changes. Until six months from the Closing, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

        (17) Participation in Future Financing.

(a) From the date hereof until the date that less than twenty-five percent (25%) of the Warrants purchased hereunder by a given Purchaser (any such Purchaser then holding more than 25% of the Warrants purchased hereunder, an “Eligible Purchaser”) are outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (a “Subsequent Financing”), each Eligible Purchaser shall have the non-transferable right to participate in the Subsequent Financing up to an amount that shall permit such Eligible Purchaser to beneficially own the same percentage of the Company after such Subsequent Financing as before such Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing. When determining the Participation Maximum, such Eligible Purchaser’s beneficial ownership before the Subsequent Financing shall be calculated by dividing the securities held by such Eligible Purchaser on a fully diluted basis by the Company’s issued and outstanding shares of Common Stock as reported in the last periodic SEC Report and such Eligible Purchaser’s beneficial ownership immediately following the Subsequent Financing shall be calculated by dividing the securities held by such Eligible Purchaser on a fully diluted basis immediately following such Subsequent Financing by the Company’s issued and outstanding shares of Common Stock as reported in the last periodic SEC Report including any shares issued or issuable in the Subsequent Financing on a fully diluted basis.

(b) At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Eligible Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Eligible Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of an Eligible Purchaser, and only upon a request by such Eligible Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Eligible Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) Any Eligible Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Eligible Purchasers have received the Pre-Notice that the Eligible Purchaser is willing to participate in the Subsequent Financing, the amount of the Eligible Purchaser’s participation, and that the Eligible Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Eligible Purchaser as of such 5th Trading Day, such Eligible Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Eligible Purchasers have received the Pre-Notice, notifications by the Eligible Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e) The Company must provide the Eligible Purchasers with a second Subsequent Financing Notice, and the Eligible Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(f) Notwithstanding the foregoing, this Section E(17) shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

        G. Miscellaneous

        (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

        (2) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth below in Section G(3) and on the signature pages attached hereto.

        (3) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):

(i) if to the Company, at

Derma Sciences, Inc. 214 Carnegie Center, Suite 300 Princeton, NJ 08540 Fax No.: (609) 514-8554 Attention: John E. Yetter, CPA

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Hedger & Hedger 2 Fox Chase Drive P.O. Box 915 Hershey, PA 17033 Fax No.: (717) 534-9813 Attention: Raymond C. Hedger, Jr., Esq.

(ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to:

Feldman Weinstein & Smith LLP The Graybar Building 420 Lexington Avenue New York, NY 10170 Fax No.: (212) 401-4741 Attention: Robert Charron, Esq.

        (4)     No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least 85% of the Shares still held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

        (5)     This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        (6)     If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

        (7)     The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

        (8)     This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

        (9)     The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

        (10)     This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

        (11)     This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section F(8).

        (12)     The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

        (13)     This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

        (14)     Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the

Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock delivered in connection with any such rescinded exercise notice.

        (15)     If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

        (16)     To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        (17)     The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. Feldman Weinstein & Smith LLP does not represent all of the Purchasers but only [LB I Group, Inc.] The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

        (18)     The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

        (19)     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

        (20)     The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

        (21)     IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

         H.     Signature

 The signature page of this Agreement is contained as part of the applicable subscription package, entitled “Signature Page”.

*******

SIGNATURE PAGE

        The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.    Dated: ______________________, 2007

2.    Total Subscription Amount: $__________

Signature of Subscriber (and title, if applicable)	Signature of Joint Purchaser (if any)

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number of Joint Purchaser (if any)

Name (please print as name will appear on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DERMA SCIENCES, INC.
By:
Edward J. Quilty President and Chief Executive Officer

Dated:

Schedule A

Wire Transfer Instructions

Bank:	Bank of America

Bank Address:	301 Carnegie Center Princeton, NJ 08540 Phone: (609) 987-3672

ABA No.:	0260-0959-3

For:	Gallagher, Briody & Butler Trust Account

Checking Account No.:	0999-111-892

Schedule C(2)

Derma Sciences, Inc.

Capitalization Summary – Fully Diluted

September 30, 2007

Common Stock
25,258,335
Preferred Stock
Series A Preferred	150,003
Series B Preferred	440,003
Series C Preferred	619,055
Series D Preferred	1,071,346
2,280,407
Warrants
Series G Warrants	2,760,000
Series H Warrants	2,655,098
Series I Warrants	754,806
6,169,904
Stock Options
Stock Options – Vested	5,684,730
Stock Options – Unvested	1,033,750
6,718,480
Restricted Stock
Restricted Stock – Unvested	175,000
175,000
Total Stock – Fully Diluted
40,602,126

Exhibit A

Legal Matters

Hedger & Hedger shall deliver an opinion covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

    1.        The Company is a corporation, validly existing and in good standing under the laws of the State of Pennsylvania and has all requisite corporate power and authority under the laws of the State of Delaware to conduct its business as it is described in the Company’s Form 10-Q for the quarter ended June 30, 2007 and Form 10-K for the fiscal year ended December 31, 2006 and to enter into and perform its obligations under the Agreement.

    2.        The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), and 11,750,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).

    3.        The Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued and delivered against payment therefore in accordance with the provisions of the Agreement, will be validly issued, fully paid and non-assessable. The Warrants have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant Shares have been duly reserved for issuance and, when issued and delivered against payment therefore upon the due exercise of the Warrants in accordance with the provisions thereof, will be validly issued, fully paid and non-assessable shares of Common Stock.

    4.        The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company. The Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

    5.               The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any federal law of the United States of America or the General Corporation Law of the State of Delaware applicable to the Company; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws; or (c) violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and of which we are aware, without any inquiry; or (d) with or without notice and/or the passage of time, conflict with or result in the material breach or termination of any material term or provision of, or constitute a material default under, or cause any acceleration of any material obligation under, or cause the creation of any material lien,

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charge or encumbrance upon the material properties or assets of the Company pursuant to any contract or instrument in the form included as an exhibit to the Company’s 2006 10-K and subsequent SEC Reports.

    6.        Assuming (a) the accuracy of the representations made by each Purchaser in the Agreement; (b) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated (the “Regulation D”) under the Securities Act; (c) that no offerings or sales of securities of the Company after the date hereof in a transaction can be “integrated” with any sales of the Securities; and (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an “accredited investor” as defined in Rule 501 of Regulation D, the sale of the Securities to the Purchasers at the Closing under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

    7.        To our knowledge, without any inquiry (including, without limitation, without any docket search or other inquiry), there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body required to be described in the Company’s Form 10-Q for each of the quarters ended March 31, 2007 and June 30, 2007 and the Company’s Form 10-K for the fiscal year ended December 31, 2006, which is not otherwise disclosed therein.

Exhibit B

Form of Lock-Up Agreement

_________________, 2007

Oppenheimer & Co., Inc.
125 Broad Street
New York, NY 10004

Re: Derma Sciences, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned owns of record or beneficially certain shares of common stock, par value $0.01 per share (“Common Stock”), of the Company or securities convertible into or exchangeable or exercisable for Common Stock.

This letter is being delivered to you in connection with a private placement of Common Stock and warrants (the “Warrants”) to purchase Common Stock (the “Offering”) for which you have acted as placement agent. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for the Company’s operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering.

In consideration of the foregoing, and as a condition of the closing of the Offering, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or minor child or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without your prior written consent (which consent may be withheld in your sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or minor child or family member) (collectively, the “Undersigned’s Shares”), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing though the later of (i) the date that is one hundred eighty (180) days from the closing date of the Offering, or (ii) the date that is ninety (90) days from the effective date of the registration statement filed under the Securities Act of 1933, as amended, covering the resale of the Common Stock sold in the Offering, including the shares of Common Stock issuable upon exercise of the Warrants. The undersigned also agrees and consents to the entry of stop transfer instructions with the

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Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth herein; or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. For purposes of the foregoing, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

_____________________________________
Printed Name of Holder

_____________________________________
Signature of Holder

B-2

Exhibit D

Selling Stockholder Questionnaire

To:	Derma Sciences Inc. c/o [___________________]

Attention: [___________]

        Reference is made to the Securities Purchase Agreement (the "Agreement"), made between Derma Sciences Inc. a Pennsylvania corporation (the "Company"), and the Purchasers noted therein.

        Pursuant to Section B(12) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

(1)	Name and Contact Information:

Full legal name of record holder: Address of record holder:

Social Security Number or Taxpayer identification number of record holder: Identity of beneficial owner (if different than record holder): Name of contact person:

Telephone number of contact person: Fax number of contact person: E-mail address of contact person:

(2)	Beneficial Ownership of Registrable Securities:

(a) Number of Registrable Securities owned by Selling Stockholder:

(b) Number of Registrable Securities requested to be registered:

(3)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4)	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5)	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6)	Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7)	Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

        Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent and to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

        The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated [ ], 2007 and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned “Selling Stockholders” and “Plan of Distribution,” and confirms that, to the best of the undersigned’s knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section B(12) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

        The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: _____________, 2007

Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Exhibit E

Plan of Distribution

        We are registering the shares offered by this prospectus on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.

        The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

        The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

        In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

        The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

        The selling shareholders might be, and any broker-dealers that act in connection with the sale of securities will be, deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals will be deemed to be underwriting discounts or commissions under the Securities Act.

        To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

        In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

        We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

        We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

        We have agreed with the selling stockholders to keep the registration statement that includes this prospectus effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

Exhibit F

ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT (herein, the “Agreement”) is made and entered into this 8th day of November, 2007, by and among F.A. Products L.P., a Delaware limited partnership (“FAP”), First Aid Products, Inc., a Delaware corporation (“First Aid”), NutraMax Products, Inc., a Delaware corporation (“NutraMax” and, together with FAP and First Aid, the “Sellers”), Derma First Aid Products, Inc., a Pennsylvania corporation, (“Buyer”), and Derma Sciences, Inc., a Pennsylvania corporation and the sole shareholder of Buyer (“Buyer Parent”).

        WHEREAS, subject to the terms and conditions hereof, Sellers desire to contribute, assign, transfer and deliver to Buyer, certain of their assets used or useful exclusively in connection with the sale of the product lines of Sellers’ first aid business division operated out of Houston, Texas that are set forth on Exhibit A hereto (the “Business”), as more specifically set forth herein; and

        WHEREAS, subject to the terms and conditions hereof, Buyer desires to acquire from Sellers certain assets used or useful exclusively in connection with the Business.

        NOW THEREFORE, in consideration of the premises, and of the mutual covenants hereinafter contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1.  DEFINITIONS.

        1.1 Definitions The following terms, as used herein, have the following meanings:

        “Business Employees” means all employees of Sellers exclusively engaged in the Business.

        “Business Intellectual Property” means those inventions (whether patentable or unpatentable and whether or not reduced to practice), patents, patent applications, trademarks, trademark applications, service marks, formulas, trade dress, logos, slogans, trade names, packaging designs, internet domain names, copyrightable works, copyrights, copyright registrations, trade secrets, confidential information or other intellectual property used or held for use by Sellers exclusively in the Business as currently conducted, which are listed on Schedule 2.1(c).

        “Closing Date Working Capital” means the sum of the value of the Purchased Inventory and the Purchased Accounts Receivable, minus the amount of Assumed Accounts Payable.

        “Consent” means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

        “Contractual Amount” means the dollar amount resulting from the sum of (A) the product of (i) the total quantity of each SKU included on invoices for products supplied by Infotex to Buyer under the Supply Agreement during any period subsequent to the Closing Date multiplied by (ii) the unit price for each SKU set forth in the Supply Agreement and (B) the product of (i) the total quantity of each SKU covered by the Supply Agreement manufactured by Buyer in its United States manufacturing facilities during such period multiplied by (ii) the unit price for each SKU set forth on Schedule 1.1.

        “Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds and wetlands), groundwaters, drinking water supply, stream sediments, ambient air, plant and animal life, and any other environmental medium or natural resource.

        “Environmental Law” means any Legal Requirement that requires or relates to pollution or protection of the Environment, natural resources or human health or safety, including, without limitation, the use, generation, manufacture, storage, transportation, treatment, disposal, Release, investigation, analysis or remediation of any Hazardous Material.

        “GAAP” means United States generally accepted accounting principles.

        “Governmental Authorization” means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by any Governmental Body or pursuant to any Legal Requirement.

        “Governmental Body” means any: (a) nation, state, county, city, town, village, district, or other jurisdiction; (b) federal, state, local, municipal, foreign, or other government; (c) governmental, or quasi-governmental, body (including any governmental agency, branch, department, official, or entity and any court or tribunal); (d) multi-national organization or body with authority to issue and enforce Legal Requirements; or (e) body statutorily authorized to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power.

        “Hazardous Materials” means any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, and asbestos or asbestos-containing materials, and including, without limitation, any such materials contained in tanks, vessels or other containers.

      “Infotex” means Infotex Enterprise Ltd., Inc.

        “Landlord” shall mean NUTRA (TX) QRS 12-39, INC., a Texas corporation.

        “Lease” shall mean the Lease Agreement, by and between Landlord and Buyer, in the form attached hereto as Exhibit B.

        “Legal Requirement” means any enforceable federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, rule, ordinance, principle of common law, regulation, statute, treaty or other law adopted, enacted, implemented or promulgated by or under the authority of any Governmental Body or by the eligible voters of any jurisdiction and any enforceable agreement, approval, Consent, injunction, judgment,

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license, Order, or permit by or with any Governmental Body or to which any Seller is a party or by which any Seller or any of the Purchased Assets is bound.

        “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, restriction or encumbrance of any kind in respect of such asset.

        “Material Adverse Change” means a material adverse change in the Business, except for any such change resulting from (i) this Agreement, the transactions contemplated hereby or the announcement thereof or (ii) changes in general economic or political conditions or the securities markets in general.

        “Material Adverse Effect” means a material adverse effect on the Business, except for any such effect resulting from (i) this Agreement, the transactions contemplated hereby or the announcement thereof or (ii) changes in general economic or political conditions or the securities markets in general.

        “Material Adverse Effect on Buyer or Buyer Parent” means a material adverse effect on Buyer or Buyer Parent’s respective businesses, except for any such effect resulting from (i) this Agreement, the transactions contemplated hereby or the announcement thereof or (ii) changes in general economic or political conditions or the securities markets in general.

        “Order” means any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made, or rendered by any Governmental Body or by any arbitrator or mediator in a legally binding arbitration or mediation, the results of which are enforceable.

        “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, sole proprietorship, trust, association, organization, labor union, or other entity or Governmental Body.

        “Performance Standard” shall mean the manufacture and delivery by Infotex of materially all of the products ordered by Buyer in the ordinary course of business, which for the purposes of this Agreement shall be deemed to be the manufacture and shipment by Infotex of no more than eighty percent (80%) of the commercially reasonable volume of products ordered by Buyer within sixty (60) days of the placement of the order by Buyer; provided, that (A) Buyer provides forecasts in accordance with the terms of the Supply Agreement; (B) the incoming order rate by SKU does not exceed the forecasted demand by more than five percent (5%); and (C) all new items, new SKUs and/or new customers allow for pipeline fill.

        “Proceeding” means any claim, action, audit, charge, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or any arbitrator or mediator in a legally binding arbitration or mediation, the results of which are enforceable.

        “Release” means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or releasing of Hazardous Materials into the Environment, whether intentional or unintentional.

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        “SKU” means the set of merchandise inventory to which a single stock number is assigned and utilized for tracking.

        “Supply Agreement” shall mean that certain Supply Agreement, dated as of July 15, 2005, by and between NutraMax and Infotex, as amended on October 31, 2007, a copy of which is attached hereto as Exhibit C; provided, however, that all references to the Supply Agreement related to any post-Closing period shall mean the Supply Agreement as assigned to Buyer.

        “Tax” and “Taxes” means any federal, state, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, use taxes, value-added taxes, gross receipts taxes, franchise taxes, capital stock taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes, windfall profit taxes, environmental taxes and property taxes, whether or not measured in whole or in part by net income, and all deficiencies, or other additions to tax, interest, fines and penalties.

        “Threatened” means, with regard to any Proceeding, that a demand has been made (orally or in writing) or notice has been given (orally or in writing), and with regard to any Release or noncompliance with or violations of Environmental Law, that an event has occurred that would reasonably lead a prudent Person to conclude that a Proceeding would reasonably be expected to be asserted, commenced, taken, or otherwise pursued in the future.

        “WARN” means the Worker Adjustment and Retraining Notification Act.

SECTION 2.  SALE AND PURCHASE.

        2.1 Purchased Assets. Subject to the provisions of this Agreement, at the Closing (as defined in Section 4 hereof) Sellers shall sell, transfer and assign to Buyer all right, title and interest in and to the following assets, properties, interests and business of Sellers owned, used or held for use exclusively in the operations of the Business as currently conducted (except for the Excluded Assets, as defined in Section 2.2) (collectively, the “Purchased Assets”):

        (a)     The raw material and packaging inventory used in ongoing production, and the work in process and finished first aid product inventory of the Business (including finished first aid product inventory in transit from suppliers and inventory for which advance payments have been made prior to Closing), provided such inventory is usable within 180 days in the ordinary course of business (collectively, the “Purchased Inventory”);

        (b)     Sellers’ current customer lists used or held for use by Sellers exclusively in the operation of the Business as currently conducted (the “Customer Lists”);

        (c)     Sellers’ right, title and interest in and to the Business Intellectual Property listed on Schedule 2.1(c);

        (d)     Sellers’ right, title and interest in and to the Fixed Assets listed on Schedule 2.1(d) (collectively, the “Fixed Assets”);

        (e)     Sellers’ right, title and interest in and to the contracts and agreements which are listed on Schedule 2.1(e) (the “Transferred Contracts”);

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        (f)     The accounts receivable of Sellers that are deemed collectible by Buyer and are less than ninety (90) days past due, a listing of which is contained on Schedule 2.1(f) (the “Purchased Accounts Receivable”); and

        (g)     Sellers’ right, title and interest in and to any records, management reports, studies and all other corporate and financial books and records specifically relating to the Business, the marketing of its products and prospective and lost customers.

        2.2 Excluded Assets. Notwithstanding anything to the contrary in Section 2.1 or elsewhere in this Agreement, expressly excluded from the sale to Buyer are all of Sellers’ assets other than those set forth in Section 2.1 (the “Excluded Assets”), including but not limited to the following assets:

        (a)     all assets of Sellers not used or held for use exclusively in connection with the Business, including the assets used or held for use in the operation of Sellers’ other businesses, including without limitation, the chew supplement business and cough/cold product business and any assets used or held for use in connection with Sellers’ oral care products business;

        (b)     all of Sellers’ cash, cash equivalents, deposits and bank accounts;

        (c)     inventory of Sellers other than the Purchased Inventory;

        (d)     any rights or claims of Sellers under any intercompany receivables, obligations, agreements or arrangements relating to the Business between or among Sellers and any subsidiary or affiliate of Sellers;

        (e)     all corporate and financial books and records of Sellers and all of Sellers’ contracts and policies of insurance (other than those relating to the Business that are included in the Purchased Assets); and

        (f)     accounts receivable of Sellers other than the Purchased Accounts Receivable.

        2.3 Liabilities.

        (a)     Buyer shall assume at the Closing (i) certain trade payables of the Sellers identified on an accounts payable listing prepared by Sellers and attached hereto as Schedule 2.3(a) (the “Assumed Accounts Payable”) and (ii) obligations of Sellers under the Transferred Contracts, but only to the extent such obligations arise after the Closing Date and do not arise from or relate to any breach by the Sellers of any provision of any of the Transferred Contracts; and (iii) the obligations expressly assumed under Section 9 (collectively, the “Assumed Liabilities”).

        (b)    Except for the Assumed Liabilities, and subject to Buyer’s indemnification obligations under Section 12.3, Buyer shall not assume or be bound by any obligations or liabilities of Sellers of any kind or nature whatsoever, whether known, unknown,

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accrued, absolute, contingent or otherwise, now existing or hereafter arising (the “Excluded Liabilities”).

SECTION 3.  PURCHASE PRICE.

        3.1 Purchase Price. The purchase price for the Purchased Assets (the “Purchase Price”), subject to adjustment pursuant to Section 3.2, shall be the cash amounts to be delivered as described below, reduced by amounts paid by Buyer to Sellers at the Closing with respect to the Non-Competition and Non-Solicitation Agreement to be entered into between the parties on the date hereof in substantially the form attached hereto as Exhibit D (the “Non-Competition Agreement”). The Purchase Price shall include:

        (a)     an amount equal to Ten Million, Two Hundred Fifty Thousand Dollars ($10,250,000) (the “Cash Purchase Price”) paid by wire transfer in immediately available funds at Closing to an account designated by FAP;

        (b)     an amount equal to Seven Hundred Fifty Thousand Dollars ($750,000) (the “Indemnification Escrow Amount”) shall be placed into escrow in respect of any further adjustments that may be made pursuant to Section 3.2(e) and with respect to any Claims made by the Buyer Indemnified Parties under Section 12 on or before the first anniversary of the Closing Date, all in accordance with the terms of an agreement in substantially the form attached hereto as Exhibit E (the “Escrow Agreement”);

        (c)     an amount equal to Two Million Dollars ($2,000,000) (the “Supply Agreement Escrow Amount”) shall be placed into escrow and released in accordance with the provisions of Section 3.3 and pursuant to the procedures set forth in the Escrow Agreement; and

        (d)     an amount equal to the Bonus Payment Amount as calculated pursuant to Section 3.3(b).

        3.2  Working Capital Adjustment.

        (a)     The Purchase Price shall be (i) increased dollar for dollar to the extent the Closing Date Working Capital exceeds $4,500,000 and (ii) decreased dollar for dollar to the extent the Closing Date Working Capital is less than $4,300,000.

        (b)     Sellers and Buyer shall cooperate to conduct a physical inventory of the Purchased Inventory. The inventory shall be taken three (3) business days before the Closing Date or at such time as is reasonably and mutually convenient for Buyer or its accountants to observe such taking of inventory.

        (c)     Within forty-five (45) days after the Closing Date, Sellers shall prepare and deliver to Buyer a closing statement calculating the Closing Date Working Capital (the “Closing Statement”). For purposes of this Agreement, the Purchased Inventory value shall be calculated at the agreed values set forth on Schedule 3.2(c); provided, however, that the fixed overhead allocation related to the Purchased Inventory shall not exceed the lesser of (i) $625,000 and (ii) 18.5% of the Purchased Inventory.

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        (d)     Sellers shall provide Buyer and its accountants and legal counsel with reasonable information, and access to books and records of Sellers, related to the calculation of Closing Date Working Capital set forth on the Closing Statement, for forty five (45) days after receipt of the Closing Statement. Unless Buyer delivers the Dispute Notice within forty five (45) days after receipt of the Closing Statement, such Closing Statement shall be deemed the “Final Closing Statement,” shall be binding upon all parties and shall not be subject to dispute or review. If Buyer disagrees with the Closing Statement, Buyer shall, within forty five (45) days after receipt thereof, notify Sellers in writing (the “Dispute Notice”), which Dispute Notice shall provide reasonable detail of the nature of each disputed item on the Closing Statement. Buyer and Sellers shall first use commercially reasonable efforts to resolve such dispute among themselves and, if the parties are able to resolve such dispute, the Closing Statement shall be revised to the extent necessary to reflect such resolution, shall be deemed the “Final Closing Statement” and shall be conclusive and binding upon all parties and shall not be subject to dispute or review. If the parties are unable to resolve the dispute within thirty (30) days after the Sellers’ receipt of the Dispute Notice, the parties shall submit the dispute to Grant Thornton LLP at such firm’s New York City office (the “Accountants”). Each of Buyer, FAP, First Aid and NutraMax represents and covenants that the Accountants are not currently engaged and are not expected to be engaged to perform services for it or any of its affiliates (as hereinafter defined). The Accountants shall act as experts and not arbiters and shall determine only those items in dispute on the Closing Statement. Promptly, but no later than thirty (30) days after engagement, the Accountants shall deliver a written report to Buyer and Sellers as to the resolution of the disputed items and the resulting calculation of the Closing Statement. The Closing Statement as determined by the Accountants shall be deemed the “Final Closing Statement,” and shall be conclusive and binding upon all parties and shall not be subject to dispute or review. The fees and expenses of the Accountants in connection with the resolution of disputes pursuant to this Section 3.2 shall be borne one-half by Buyer and one-half by Sellers. If the Closing Working Capital exceeds $4,500,000, Buyer shall pay the difference to FAP within five (5) days of the delivery of the Final Closing Statement. If the Closing Working Capital is less than $4,300,000, the Escrow Agent shall release the difference to Buyer pursuant to the Escrow Agreement.

        3.3  Supply Agreement Escrow Amount Release.

        (a)     As soon as reasonably practicable, but in any event within forty five (45) days after each of the dates that are three months, six months, nine months, and twelve months from the Closing Date, Buyer shall prepare, and provide to Sellers, a schedule (each, a “Supply Schedule”) calculating the amount invoiced by Infotex to Buyer for products supplied to Buyer under the Supply Agreement during the three month period then ended (the “Invoiced Amount”), the cost of any products covered by the Supply Agreement but manufactured in Buyer’s United States manufacturing facilities during the three month period then ended, calculated by Buyer in accordance with GAAP (the “Manufacturing Cost” and, together with the Invoiced Amount, the “Buyer’s Total Cost”), and the calculation of the Contractual Amount. Each Supply Schedule shall provide reasonable detail of the calculation of the Invoiced Amount, the Manufacturing Cost and the Contractual Amount, including detail by SKU. If Buyer claims that Infotex has not met the Performance Standard, each Supply Schedule shall also provide reasonable detail documenting such noncompliance. Buyer shall provide Sellers and their accountants and legal counsel with reasonable information, and access to books and records of Buyer related to the preparation of the Supply Schedule for fifteen (15) days after receipt of

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each Supply Schedule. Unless Sellers deliver a Supply Dispute Notice within fifteen (15) days after receipt of a Supply Schedule, such Supply Schedule shall be deemed a “Final Supply Schedule,” shall be binding upon all parties and shall not be subject to dispute or review. If Sellers disagree with the Supply Schedule, Sellers shall, within fifteen (15) days after receipt thereof, notify Buyer in writing (a “Supply Dispute Notice”), which Supply Dispute Notice shall provide reasonable detail of the nature of each disputed item on the Supply Schedule. Buyer and Sellers shall first use commercially reasonable efforts to resolve such dispute among themselves and, if the parties are able to resolve such dispute, the Supply Schedule shall be revised to the extent necessary to reflect such resolution, shall be deemed the “Final Supply Schedule” and shall be conclusive and binding upon all parties and shall not be subject to dispute or review. If the parties are unable to resolve the dispute within thirty (30) days after the Buyer’s receipt of the Supply Dispute Notice, the parties shall submit the dispute to the Accountants. The Accountants shall act as experts and not arbiters and shall determine only those items in dispute on such Supply Schedule. Promptly, but no later than thirty (30) days after engagement, the Accountants shall deliver a written report to Buyer and Sellers as to the resolution of the disputed items and the resulting calculation of the Supply Schedule. The Supply Schedule as determined by the Accountants shall be deemed the “Final Supply Schedule,” and shall be conclusive and binding upon all parties and shall not be subject to dispute or review. The fees and expenses of the Accountants in connection with the resolution of disputes pursuant to this Section 3.3 shall be borne one-half by Buyer and one-half by Sellers.

        (i)     If the Buyer’s Total Cost is less than or equal to 105% of the Contractual Amount for such three-month period, and the Performance Standard has been met, an amount equal to $500,000, plus interest on such amount at a rate of 6% per annum calculated from the Closing Date until the date that the payment is actually made, shall be released, within five (5) days of the delivery of the Supply Schedule by Buyer, to NutraMax from the Supply Agreement Escrow Amount in accordance with the procedures set forth in the Escrow Agreement.

        (ii)     If the Buyer’s Total Cost is greater than 105% but less than 110% of the Contractual Amount for such three-month period, and the Performance Standard has been met, an amount equal to the product of (i) $500,000, plus interest on such amount at a rate of 6% per annum calculated from the Closing Date until the date that the payment is actually made, multiplied by (ii) one(1) minus a fraction, (A) the numerator of which shall be the excess of the Invoiced Amount over one hundred five percent (105%) of the Contractual Amount and (B) the denominator of which shall be five percent (5%) of the Contractual Amount shall be released, within five (5) days of the delivery of the Final Supply Schedule by Buyer, to NutraMax from the Supply Agreement Escrow Amount in accordance with the procedures set forth in the Escrow Agreement. To the extent that the amount released to NutraMax under this Section 3.3(a)(ii) is less than $500,000, the balance of the $500,000 shall be released to the Buyer.

By way of example, if the Buyer’s Total Cost for a three-month period is $107,500 and the Contractual Amount for the same three-month period is $100,000, the amount to be released to NutraMax shall be calculated as ($500,000) * [1-($2500/$5000)] = ($500,000) * (0.5) = $250,000, plus interest on such amount at a rate of 6% per annum calculated from the Closing Date until the date that the payment is actually made.

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        (iii)     If the Buyer’s Total Cost is greater than 110% of the Contractual Amount for such three-month period pursuant to a Final Supply Schedule, an amount equal to $500,000 shall be released to Buyer from the Supply Agreement Escrow Amount in accordance with the procedures set forth in the Escrow Agreement.

        (b)     As soon as reasonably practicable after the first anniversary of the Closing Date, but in any event within forty five (45) days thereof, Buyer shall prepare, and provide to Sellers, a Supply Schedule calculating the Buyer’s Total Cost for the twelve-month period then ended. The Supply Schedule provided under this Section 3.3(b) shall be subject to the review and dispute procedures set forth in Section 3.3(a).

        (i)     If the Buyer’s Total Cost is less than or equal to 101% of the Contractual Amount for such twelve-month period, and the Performance Standard has been met (over such twelve month period), Buyer shall pay to NutraMax, within five (5) days of the delivery of the Supply Schedule by Buyer, an amount equal to $500,000, by wire transfer in immediately available funds to an account designated by NutraMax. If the Buyer’s Total Cost is greater than 101% of the Contractual Amount for such twelve-month period pursuant to a Final Supply Schedule, or if the Performance Standard has not been met (over such twelve month period), no additional payment shall be made by Buyer to any Seller hereunder.

Any payment to Seller under this Section 3.3(b) shall be deemed a “Bonus Payment Amount”.

        (c)     Notwithstanding acceptance of any payment under Section 3.3(a)(ii) hereunder, Sellers shall be entitled to dispute the amount of any such payment and the accuracy of any Supply Schedule.

        (d)     For the twelve-month period subsequent to the Closing Date, Buyer and Buyer Parent shall act in good faith in their dealings with Infotex and shall take no actions, including but not limited to materially breaching the Supply Agreement, that would reasonably be expected to harm their relationship with Infotex or cause Infotex to raise the prices at which it provides products to Buyer. Should Infotex attempt to raise such prices, or if Buyer believes in good faith that the Performance Standard is in jeopardy of not being met for any three month period, Buyer shall immediately notify NutraMax, and Sellers shall have the right to participate in negotiations with Infotex in connection with such proposed price increases or such claimed nonperformance. At any time after ten (10) days following the date of such notice to NutraMax, nothing herein shall preclude Buyer from accepting products from Infotex at higher prices if a failure to accept such products would have a Material Adverse Effect; provided, however, that nothing in this Section 3.3(d) shall relieve Buyer and Buyer Parent of their duty hereunder to pursue all remedies reasonably available to them in order to enforce the terms of the Supply Agreement, including but not limited to the price terms set forth on Addendum A to Amendment One to the Supply Agreement, and any relief granted to the Buyers pursuant to such remedies shall be taken into account in calculating the relevant Invoiced Amount. In addition, Buyer shall use commercially reasonable efforts to purchase supplies from Infotex in preference to manufacturing products in its United States manufacturing facility during the twelve month period subsequent to the Closing Date and shall not make any decision to manufacture products in its United States manufacturing facility with the primary intent of avoiding any payment to NutraMax pursuant to this Section 3.3. Upon a material breach by Buyer of its obligations under

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this Section 3.3(d), (i) the entire remaining balance of the Supply Agreement Escrow Amount, plus interest on such amount at a rate of 6% per annum calculated from the Closing Date until the date that the payment is actually made, shall immediately be released to NutraMax in accordance with the procedures set forth in the Escrow Agreement and (ii) the maximum Bonus Payment Amount shall become immediately payable to NutraMax as set forth in Section 3.2(b).

        (e)     Any dispute as to whether Infotex has met the Performance Standard under the Supply Agreement shall be submitted to the American Arbitration Association for resolution in accordance with its rules in effect at that time. The decision of the arbitrator(s) shall be final and judgment upon the award rendered may be entered in any court having jurisdiction hereof. The costs of the arbitration shall be split equally between the parties. The parties shall pay their own respective legal expenses.

SECTION 4.  CLOSING.

        The closing of the purchase and sale provided for in this Agreement (the “Closing”) shall be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (or via courier or facsimile or other electronic transmission), on the date hereof (the “Closing Date”).

SECTION 5.  ALLOCATION OF PURCHASE PRICE.

        Buyer and Sellers hereby agree that the Purchase Price shall be allocated among the Purchased Assets in accordance with the allocation statement, the form of which is attached hereto as Schedule 5 (the “Tax Allocation Statement”) to be prepared by Buyer and delivered to Sellers at Closing, provided that Sellers shall have the right to review the Tax Allocation Statement prior to the Closing Date, which reflects the allocation methodology required by Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder. Such allocation shall be binding upon Buyer and Sellers for all tax reporting purposes. At or as soon as practicable after the Closing, Buyer and Sellers shall execute IRS Forms 8594 in accordance with the allocation set forth in the Tax Allocation Statement and in compliance with Section 1060 of the Code and the rules and regulations thereunder. All tax returns and reports filed by Buyer and Sellers with respect to the transactions contemplated by this Agreement shall be consistent with the Tax Allocation Statement.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF SELLERS.

        Except as set forth in the disclosure schedules (the “Schedules”) dated as of the date hereof and delivered herewith to Buyer and Buyer Parent, Sellers hereby severally and jointly represent and warrant to Buyer and Buyer Parent as of the date hereof:

        6.1 Good Standing.

        (a)     NutraMax is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b)     First Aid is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

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        (c)     FAP is a limited partnership validly existing and in good standing under the laws of the State of Delaware with all powers and all governmental licenses, authorizations, consents and approvals required to carry on the Business as now conducted.

        6.2 Authorization. NutraMax, First Aid and FAP have full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by them pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by NutraMax, First Aid and FAP of this Agreement and each such other agreement, document and instrument has been duly authorized by all necessary action of NutraMax, First Aid and FAP, and no other action on the part of NutraMax, First Aid or FAP is required in connection therewith. This Agreement and each agreement, document and instrument to be executed and delivered by NutraMax, First Aid and/or FAP pursuant to or as contemplated by this Agreement constitutes or will, when executed and delivered by NutraMax, First Aid or FAP, as applicable, constitute valid and binding obligations of NutraMax, First Aid or FAP, as applicable, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to the rules of law governing (and all limitations on) specific performance, injunctive relief and other equitable remedies.

        6.3 Title. Sellers have, and shall convey to Buyer at Closing, good and marketable title to all of the Purchased Assets, free and clear of any and all Liens.

        6.4 Litigation. Except as set forth on Schedule 6.4, there is no litigation, claim, investigation, action, suit or proceeding pending or, to the knowledge of any Seller, Threatened against any Seller or any affiliate of Sellers relating to or affecting any of the Purchased Assets or the Business which would prevent or hinder the consummation of the transactions contemplated by this Agreement.

        6.5 Non-Contravention. The execution, delivery and performance by NutraMax, First Aid and FAP of this Agreement and each such other agreement, document and instrument hereunder to which NutraMax, First Aid and/or FAP is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) contravene or violate any provision of the charter, bylaws or other organizational document of NutraMax, First Aid or FAP, (ii) contravene or conflict with any provision of any law, regulation, judgment, injunction, order, permit or decree binding upon or applicable to Sellers or the Business, except as would not reasonably be expected to have a Material Adverse Effect; or (iii) assuming the receipt of all the consents set forth on Schedule 6.7, constitute a default (with or without notice or lapse of time, or both) under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Sellers relating to the Business to which Sellers are entitled under any provision of any material agreement, contract or other instrument binding upon any Seller.

        6.6 Compliance with Law. Sellers’ operation of the Business is and has been conducted in material compliance with all Legal Requirements including, without limitation, the Foreign Corrupt Practices Act, except for any actual or Threatened violations that have not had or could not reasonably be expected to have, or to have had, individually or in the aggregate, a Material Adverse Effect.

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        6.7 Consents. Except as set forth on Schedule 6.7, no approval, consent, authorization or exemption from or filing with any person or entity is required to be obtained or made by any Seller in connection with the execution and delivery of this Agreement and each other agreement, document or certificate required to be delivered by Sellers hereunder and the consummation of the transactions contemplated hereby.

        6.8 Customers.

        (a)     Schedule 6.8(a) includes all of the unfilled or open customer purchase orders relating exclusively to the Business as of the Closing Date and each has been entered into in the ordinary course of business by Sellers and is valid and in full force and effect, and neither any Seller nor, to Sellers’ knowledge, any customer is in default of its obligations thereunder.

        (b)     Schedule 6.8(b) lists the customers (“Material Customers”) of Sellers with respect to the Business for the twelve (12) month period ended September 30, 2007 that comprise at least 80% of the revenues of the Business and sets forth opposite the name of each such Material Customer the gross sales to each such Material Customer for the twelve (12) month period ended September 30, 2007 and the payment terms offered to each such Material Customer. Except as set forth on Schedule 6.8(b), no Material Customer has advised any Seller that it intends to cease purchasing or materially decrease the dollar amount of purchases it makes from such Seller.

        6.9 Vendors. Schedule 6.9 lists the ten (10) largest ongoing vendors of the Sellers with respect to the Business (the “Material Vendors”) based on amounts paid by the Sellers to such Material Vendor for the twelve (12) month period ended September 30, 2007. Schedule 6.9 sets forth opposite the name of each Material Vendor the amount paid by the Sellers to such Material Vendor over such twelve (12) month period for materials, products or services provided to the Sellers with respect to the Business.

        6.10 Fixed Assets. The Fixed Assets have been maintained in accordance with Sellers’ past practices and are in a sufficient condition for Buyer to operate such Fixed Assets as currently operated by Sellers on the date hereof.

        6.11 Sales Register. The sales summary for the Business by product and by customer for the calendar years 2005 and 2006 and for the nine (9) month period ended September 30, 2007 set forth on Schedule 6.11 fairly presents in all material respects gross sales dollars for the Business.

        6.12 Business Intellectual Property.

        (a)     Except as set forth in Schedule 2.1(c), each item of the Business Intellectual Property set forth on Schedule 2.1(c) is either: (i) owned solely by Sellers free and clear of any Liens, license or other restriction; or (ii) rightfully used and authorized for use by Sellers and their successors pursuant to a valid license, sublicense, agreement or permission. Sellers have all rights in the Business Intellectual Property necessary to conduct the Business as currently conducted.

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        (b)    Schedule 2.1(c) identifies all the Business Intellectual Property owned by the Sellers and each license, agreement, or other permission that the Sellers have granted to any third party with respect to any of the Business Intellectual Property (together with any exceptions). The Sellers have delivered to Buyer correct and complete copies of all such registrations, applications, licenses, sublicenses, agreements and permissions (as amended to date). Schedule 2.1(c) also identifies each material item of Business Intellectual Property that any third party owns and that any Seller uses pursuant to a license, sublicense, agreement, or permission. The Sellers have delivered to Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Business Intellectual Property identified on Schedule 2.1(c): (i) no Seller is in violation in any material respect of any license or other agreement to which such Seller is a party or otherwise bound relating to any of the Business Intellectual Property; (ii) none of the Business Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling, or charge; (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of Seller, is threatened that challenges the legality, validity, enforceability, use, or ownership of the Business Intellectual Property; and (iv) no Seller has agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the Business Intellectual Property.

        (c)     To Sellers’ knowledge, each Seller’s current use of the Business Intellectual Property does not infringe upon any other Person’s copyright, trade secret rights, patent, trademark, service mark or other intellectual property right. Except as set forth in Schedule 6.4, no claims or demands have been asserted in writing against any Seller by any Person (i) challenging the validity, enforceability, effectiveness or ownership by any Seller of any of the Business Intellectual Property or (ii) to the effect that any Seller’s current use, reproduction, modification, manufacture, distribution, licensing, sale, or any other exercise of rights in any of the Business Intellectual Property, interferes, infringes, misappropriates or violates any intellectual property right of any Person.

(d)     To Sellers’ knowledge, no Person is interfering, infringing, misappropriating or violating any of Sellers’ rights in and to the Business Intellectual Property.

        6.13 Absence of Certain Changes. Since March 31, 2007, each Seller has conducted the Business only in the ordinary course and consistent with past practices, and there has not been any:

        (a)     Material Adverse Change,

        (b)     damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Purchased Assets and/or the Business; or

        (c)     any acceleration of any sales to any customer of the Business in anticipation of the Closing Date.

        6.14 Product Warranty. The Purchased Inventory has been manufactured in conformity with applicable contractual commitments, and no Seller has a material liability for replacement or repair thereof or other damages in connection therewith. No product

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manufactured, sold, leased, or delivered by any Seller which is included in the Purchased Assets is subject to any guaranty, express warranty or other indemnity.

        6.15 Product Liability. Neither the Sellers nor any of their subsidiaries have any liability arising out of any injury to individuals or property as a result of the manufacture, sale, possession or use of any inventory sold by them in connection with the Business and, to Sellers’ knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any such liability. The Sellers have maintained product liability insurance for at least the last five (5) years and agree to continue such coverage or purchase an extended reporting period for any claims arising out of events occurring before the Closing.

        6.16 Product Recalls. To Sellers’ knowledge there have been no product recalls, withdrawals, off-sale orders, warning letters or seizures with respect to any products or items included in the Purchased Inventory.

        6.17 Broker/Finder’s Fees. No Seller has incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

        6.18 Inventory. All of the Purchased Inventory (a) is not obsolete and of a suitable quality for sale in the ordinary course of the Business (b) is at levels consistent with past practice, and (c) is or will be at Closing free and clear of all Liens.

        6.19 Environmental.

        (a)     There are no pending or, to Sellers’ knowledge, Threatened Proceedings resulting from, arising under or pursuant to any Environmental Law with respect to or affecting any facility used in the conduct of the Business that could reasonably be expected to have a Material Adverse Effect. To Sellers’ knowledge, there has been no Release of any Hazardous Materials at or from any facility used in the conduct of the Business that could reasonably be expected to have a Material Adverse Effect.

        (b)     The Sellers have delivered to Buyer true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by any Seller pertaining to material compliance of any facility involved in the conduct of the Business with Environmental Laws.

        6.20 Labor Relations. Within the last three years, the Business has not experienced any union organization attempts, labor disputes or work stoppage, or slow downs due to labor disagreements. No Seller has closed any plant or facility, effectuated any layoffs of employees or implemented an early retirement or separation program within the three (3) year period prior to the date hereof, nor has any Seller planned or announced any such action or program in the future. There is no labor strike, dispute or work stoppage, lockout, slow down or other labor controversy pending or, to the knowledge of Sellers, Threatened with respect to any of the Business Employees.

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        6.21 Affiliate Transactions.

        (a)        There are no agreements, arrangements or understandings pursuant to which an affiliate of any Seller (other than another Seller) provides or causes to be provided any assets or services used or held for use in connection with the Business or pursuant to which the Business provides or causes to be provided any assets or services to an affiliate of any Seller (other than another Seller).

        (b)        To the knowledge of Sellers, none of William Bauer, Daniel Rivest or Steven Gottsegen has any plans to terminate employment with the Business. Each Seller is in compliance in all material respects with and has complied with in all material respects all laws applicable to the Business relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining, and the payment of social security and other taxes.

        (c)        There are no administrative charges or court complaints or investigations pending or, to the knowledge of Sellers, Threatened against any Seller related to such Seller’s operation of the Business before (i) the U.S. Equal Employment Opportunity Commission, (ii) any state or federal court or agency concerning alleged employment discrimination, or (iii) any other Governmental Authority.

        6.22 Condition and Sufficiency of Assets. To the knowledge of Sellers, the Fixed Assets are in good operating condition and repair. The Purchased Assets constitute in all material respects all of the rights, privileges and other assets owned by Sellers and used in the Business and are adequate in all material respects to conduct such Business as currently conducted and as it has been conducted by the Sellers during the twelve (12) month period prior to the date hereof; provided, however, that the Sellers are currently in the process of transitioning manufacturing activity of the Business to China.

        6.23 China Manufacturing. Except as set forth in Schedule 6.23, all products currently sold by the Business are currently being manufactured in China by an unaffiliated third party under contract to Sellers at a facility or facilities owned, leased or otherwise held by such unaffiliated third party or another party other than Sellers.

        6.24 Disclosure. No representation or warranty made in this Agreement as modified by the Schedules hereto by any Seller contains or will contain as of the Closing Date any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

SECTION 7.  REPRESENTATIONS AND WARRANTIES OF BUYER AND BUYER PARENT.

        Except as set forth in Buyer and Buyer Parent’s Schedules dated as of the date hereof and delivered herewith to Seller, Buyer and Buyer Parent hereby severally and jointly represent and warrant to Sellers as of the date hereof:

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        7.1 Good Standing. Buyer and Buyer Parent are corporations duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with all corporate powers and all governmental licenses, authorizations, consents and approvals required to own or lease their properties and to conduct their respective businesses in the manner and in the places where such properties are owned or leased or such business is conducted.

        7.2 Authorization. Buyer and Buyer Parent have the full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Buyer and Buyer Parent pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer and Buyer Parent of this Agreement and each such other agreement, document and instrument has been duly authorized by all necessary action of Buyer and Buyer Parent, and no other action on the part of Buyer or Buyer Parent is required in connection therewith. This Agreement and each agreement, document and instrument to be executed and delivered by Buyer and Buyer Parent pursuant to or as contemplated by this Agreement constitutes or will, when executed and delivered by Buyer and Buyer Parent, constitute valid and binding obligations of Buyer and Buyer Parent, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to the rules of law governing (and all limitations on) specific performance, injunctive relief and other equitable remedies.

        7.3 Litigation. There is no litigation, claim, investigation, action, suit or proceeding pending or, to the knowledge of Buyer and Buyer Parent, threatened against Buyer or Buyer Parent or any affiliate of Buyer or Buyer Parent which if adversely determined, individually or in the aggregate, with all other litigation, claims, investigations, actions, suits or proceedings, would (i) prevent or hinder the consummation of the transactions contemplated by this Agreement or (ii) have a Material Adverse Effect on Buyer or Buyer Parent.

        7.4 Non-Contravention. The execution, delivery and performance by Buyer and Buyer Parent of this Agreement and each such other agreement, document and instrument hereunder to which Buyer or Buyer Parent is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) contravene or violate any provision of the charter or bylaws of Buyer or Buyer Parent, (ii) contravene or conflict with any provision of any law, regulation, judgment, injunction, order, permit or decree binding upon or applicable to Buyer or Buyer Parent or their respective businesses or subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect on Buyer or Buyer Parent; or (iii) constitute a default (with or without notice or lapse of time, or both) under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Buyer or Buyer Parent to which Buyer or Buyer Parent is entitled under any provision of any material agreement, contract or other instrument binding upon Buyer or Buyer Parent.

        7.5 Consents. No approval, consent, authorization or exemption from or filing with any person or entity is required to be obtained or made by Buyer or Buyer Parent in connection with the execution and delivery of this Agreement and each other agreement, document or certificate required to be delivered by Buyer or Buyer Parent hereunder and the consummation of the transactions contemplated hereby.

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        7.6 Finder’s Fees. Except as set forth on Schedule 7.6, Buyer and Buyer Parent have not incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

        7.7 Resale of Purchased Inventory. Buyer is purchasing the Purchased Inventory for resale to its customers in the ordinary course of its business.

        7.8 Disclosure. No representation or warranty made in this Agreement as modified by the Schedules hereto by the Buyer Parent or Buyer contains or will contain as of the Closing Date any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

SECTION 8.  COVENANTS OF SELLERS.

        Sellers hereby covenant and agree with Buyer and Buyer Parent as follows:

        8.1 Confidentiality. Following the Closing, each of the Sellers and their respective affiliates will, and will cause their respective representatives to, maintain the confidentiality of all confidential documents and information concerning the Business, except to the extent that such information can be shown to have been (i) in the public domain through no fault of Sellers, (ii) later lawfully acquired by NutraMax, First Aid or FAP from sources other than Buyer or Buyer Parent or (iii) required to be disclosed by judicial or administrative process or by other requirements of law.

        8.2 Payments with Respect to Purchased Accounts Receivable or Inventory. Following the Closing, the Sellers shall promptly remit to Buyer any and all proceeds received by the Seller after the Closing that are attributable to the Purchased Accounts Receivable or sales of the Purchased Inventory by Buyer, or which are otherwise for the account of Buyer; provided, however, that the Sellers shall have the right to set-off the amount of any payments made in payment of Assumed Accounts Payable against amounts due to Buyer pursuant to this Section 8.2.

        8.3 Business Financial Statements. The Sellers shall cooperate with Buyer and Buyer Parent and use their reasonable efforts to provide Buyer and Buyer Parent within sixty eight (68) days of the Closing Date with the First Aid Division (“FAD”) financial information necessary for the Buyer and Buyer Parent to file with the Securities and Exchange Commission the financial information required under Item 310(c) of Regulation S-B promulgated under the Securities Act of 1933, as outlined below, within 75 days after the Closing Date, as follows:

1)	Audited financial statements for the fiscal years ended September 29, 2007 and September 30, 2006.

2)	Condensed profit and loss statements for the nine months ended September 29, 2007 and September 30, 2006.

3)	Condensed profit and loss statement for the twelve months ended December 30, 2006.

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        The financial information will be prepared by the Sellers in accordance with GAAP and, with respect to item 1 above, shall be audited by Vitale Caturano & Company Ltd. (the “Sellers’ Auditor”), and with respect to items 2 and 3 above, shall be reviewed by Sellers’ Auditor, provided, however, that the fees and expenses of the Sellers’ Auditor in connection with the preparation of the required financial information shall be borne by Buyer.

SECTION 9.  COVENANTS OF BUYER AND BUYER PARENT.

        Buyer and Buyer Parent hereby covenant and agree with Sellers as follows:

        9.1 Confidentiality. Following the Closing Date, Buyer and Buyer Parent will, and will cause each of their affiliates and representatives to maintain the confidentiality of all confidential documents and information concerning the Sellers and any businesses of the Sellers (other than the Business) furnished to Buyer, Buyer Parent or their affiliates in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Buyer or Buyer Parent, (ii) in the public domain through no fault of Buyer or Buyer Parent, (iii) later lawfully acquired by Buyer or Buyer Parent from sources other than a Seller or (iv) required to be disclosed by judicial or administrative process or by other requirements of law.

        9.2 Employees.

        (a)     The Sellers shall terminate the employment of each of the Business Employees set forth on Schedule 9.2(a) (the “Rehired Employees”) as of the end of business on the Closing Date. The Buyer shall have, prior to the Closing Date, offered employment to each of the Rehired Employees, to commence immediately upon such Rehired Employee’s termination by the Sellers, at the base compensation at which such person was employed by the Sellers and with benefits offered by Buyer Parent to its employees, subject to modification given the anticipated short term nature of the employment of certain of the Rehired Employees. The Sellers agree to pay all amounts due to the Rehired Employees upon their termination by the Seller to which they may be entitled upon termination by the Sellers under Sellers’ benefit plans.

        (b)     Each of the Business Employees of the Sellers who are not Rehired Employees (the “WARN Employees”) shall be retained by the Sellers for the applicable notice period under WARN (the “WARN Notice Period”). Subject to the provisions of Section 9.3, the WARN Employees shall be available to the Buyer at any time during the WARN Notice Period upon at least two (2) days notice to the Sellers in connection with the operation of the Business after the Closing Date. No WARN Employee shall be required by the Buyer to perform duties or assume responsibilities inconsistent with the duties and responsibilities of such WARN Employee prior to the Closing Date. Notwithstanding the foregoing, no Seller shall be responsible for any failure by any WARN Employee to report to work as may be requested by the Buyer or otherwise to perform responsibilities as requested by the Buyer.

        (c)     Nothing in this Section 9.2 shall be deemed to make any employee of the Sellers a third party beneficiary of any term or provision of this Agreement.

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        (d)     The Sellers hereby consent to the hiring of any such employees by Buyer and waives, with respect to the employment by Buyer of such employees, any claims or rights any Seller may have against Buyer or any such employee under any non-competition, confidentiality or employment agreement.

        9.3 WARN. The Sellers agree that they shall be responsible for and shall assume any liabilities or obligations arising under WARN or any similar state statute affecting WARN Employees as a result of the transactions contemplated hereby.

        9.4 Payments with Respect to Excluded Assets. Buyer and Buyer Parent shall promptly remit to Sellers all monies received by Buyer, Buyer Parent or any of their affiliates following the Closing Date in payment for any Excluded Assets, including payments on account of accounts receivables and trade receivables of Sellers not acquired by Buyer under the terms of this Agreement. Payments remitted to Sellers pursuant to this Section 9.4 shall be in the form received by Buyer, Buyer Parent or any of their affiliates.

        9.5 Payments with Respect to Assumed Accounts Payable. Following the Closing Date, Buyer shall pay, as they come due, all amounts owing under the Assumed Accounts Payable.

        9.6 Services by WARN Employees. In the case of each WARN Employee called to service by the Buyer pursuant to Section 9.2(b), Buyer shall reimburse Sellers at a per diem rate equal to such WARN Employee’s daily compensation rate.

SECTION 10.  COVENANTS OF SELLERS, BUYER AND BUYER PARENT.

        10.1 Cooperation.

        (a)     Subject to Section 12.4, in the event that a claim is asserted against Buyer or its directors or officers with respect to events or conditions occurring or existing in connection with, or arising out of, the operation of the Business prior to the Closing, or the ownership, possession, use or sale of the Purchased Assets prior to the Closing, the Sellers shall reasonably cooperate with Buyer in the defense of any such claim; provided that, if such claim does not give rise to a claim for indemnity against Sellers pursuant to Section 12, such cooperation shall be at the sole cost and expense of Buyer and shall not unreasonably disrupt normal business operations of any Seller.

        (b)     Subject to Section 12.4, in the event that a claim is asserted against any Seller or its officers or directors with respect to events or conditions occurring or existing in connection with, or arising out of, the operation of the Business after the Closing, or the ownership, possession, use or sale of the Purchased Assets after the Closing, Buyer shall reasonably cooperate with such Seller in the defense of any such claim; provided that, if such claim does not give rise to a claim for indemnity against Buyer pursuant to Section 12, such cooperation shall be at the sole cost and expense of such Seller and shall not unreasonably disrupt normal business operations of Buyer.

        10.2 Further Assurances. Following the Closing, each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take

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such other actions as may be reasonably necessary or desirable in order to evidence or otherwise facilitate the implementation of the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Purchased Assets.

        10.3 Post-Closing Tax Matters. After the Closing, upon reasonable prior notice, Buyer, on the one hand, and Sellers, on the other hand, agree to furnish or cause to be furnished to each other and their representatives, employees, counsel and accountants such information relating to the Purchased Assets as is reasonably necessary for financial reporting and accounting matters relating to the Purchased Assets, the preparation and filing of any tax returns, reports or forms relating to the Purchased Assets and the defense of any tax or other claim or assessment relating to the Purchased Assets; provided, however, that such assistance does not unreasonably disrupt the normal operations of Buyer, in the case of assistance given to the Sellers, or any Seller, in the case of assistance given to Buyer.

        10.4 Transition Services. The Sellers agree to perform the corporate overhead and accounting transition services as requested by Buyer for a period of up to ninety (90) days following the Closing as set forth in the terms of the Transition Services Agreement attached hereto as Exhibit F (the “Transition Services Agreement”), at the cost to Buyer set forth therein.

SECTION 11.  CONDITIONS TO CLOSING.

        11.1 Conditions to Obligations of Buyer and Buyer Parent. The obligations of Buyer and Buyer Parent to effect the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

        (a)    Representations; Warranties; Covenants. Each of the representations and warranties of the Sellers contained in Section 6 shall be true and correct in all material respects at and as of the Closing; and the Sellers shall, on or before the Closing, have performed all of their obligations hereunder which by the terms hereof are to be performed on or before the Closing.

        (b)    Bill of Sale. The Sellers shall have executed and delivered the Bill of Sale in substantially the form attached hereto as Exhibit G.

        (c)    Assignment and Assumption Agreement. The Sellers shall have executed and delivered the Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit H.

        (d)    Trademark Assignment. FAP shall have executed and delivered the Trademark Assignment in substantially the form attached hereto as Exhibit I.

        (e)    Non-Competition Agreement. The Sellers shall have executed and delivered the Non-Competition and Non-Solicitation Agreement in substantially the form attached hereto as Exhibit D.

        (f)    Lease. Buyer shall have entered into the Lease.

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        (g)    Secretary’s Certificate. Each of the Sellers shall have delivered to Buyer a certificate of their respective Secretaries, dated as of the Closing Date which shall certify (A) the resolutions adopted by their respective Boards of Directors and stockholders (if applicable) authorizing the Sellers to consummate all of the transactions contemplated hereby and (B) the names of the officers of the Sellers authorized to sign this Agreement and the other documents, instruments or certificates to be delivered pursuant to this Agreement by each of the Sellers, together with the true signatures of such officers.

        (h)    Good Standing Certificate. Each Seller shall have delivered to Buyer a certificate from the Secretary of the State of Delaware, dated as of a recent date prior to the Closing, as to the good standing of such Seller in Delaware.

        (i)    Consents. The Sellers shall have obtained the consents listed in Schedule 6.7.

        (j)    Releases. The Sellers shall have delivered to Buyer at or prior to the Closing instruments releasing any liens on the Purchased Assets.

        (k)    Supply Agreement. NutraMax shall have assigned the Supply Agreement to Buyer.

        (l)    Employment Agreements. Buyer shall have entered into Employment Agreements with William Bauer, Daniel Rivest and Steven Gottsegen on terms and conditions satisfactory to Buyer.

        (m)    Insurance. Seller shall have provided to Buyer evidence of product liability insurance as set forth in Section 6.15 and evidence of insurance maintained by Infotex under the Supply Agreement.

        11.2 Conditions to Obligations of Sellers. The obligation of the Sellers to effect the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

        (a)    Representations; Warranties; Covenants. Each of the representations and warranties of Buyer and Buyer Parent contained in Section 7 shall be true and correct in all material respects as of the Closing; and Buyer and Buyer Parent shall, on or before the Closing, have performed all of their obligations hereunder which by the terms hereof are to be performed on or before the Closing.

(b)     Purchase Price. Buyer shall have delivered the Cash Purchase Price to FAP.

        (c)    Assignment and Assumption Agreement. Buyer shall have executed and delivered the Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit H.

        (d)    Trademark Assignment. Buyer shall have executed and delivered the Trademark Assignment in substantially the form attached hereto as Exhibit I.

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        (e)    Non-Competition Agreement. Buyer and Buyer Parent shall have executed and delivered the Non-Competition and Non-Solicitation Agreement in substantially the form attached hereto as Exhibit D.

        (f)    Good Standing Certificate. Each of Buyer and Buyer Parent shall have delivered to Sellers a certificate from the Secretary of State of the Commonwealth of Pennsylvania, dated as of a recent date prior to the Closing, as to the good standing of Buyer and Buyer Parent in Pennsylvania.

        (g)    Secretary’s Certificates. Each of Buyer and Buyer Parent shall have delivered to Sellers a certificate of such party’s corporate Secretary dated as of the Closing Date which shall certify (A) the resolutions adopted by such party’s Board of Directors and stockholders (if applicable) authorizing such party to consummate all of the transactions contemplated hereby, (B) the charter and by-laws of such party and (C) the names of the officers of such party authorized to sign this Agreement and the other documents, instruments or certificates to be delivered pursuant to this Agreement by such party, together with the true signatures of such officers.

SECTION 12.  SURVIVAL; INDEMNIFICATION.

        12.1 Survival. The covenants, agreements, representations and warranties of the parties in this Agreement or in any certificate or other writing delivered pursuant hereto shall survive for twelve (12) months following the Closing Date, or in the case of Sections 6.1 (Good Standing), 6.2 (Authorization), 6.3 (Title), 7.1 (Good Standing), 7.2 (Authorization), and Section 9.1 (Confidentiality) until expiration of the applicable statute of limitations, if any, or if there is none, indefinitely, or Section 8.1 (Confidentiality) for five (5) years after the Closing Date (such date, the “Indemnification Cut-Off Date”). Notwithstanding the preceding sentence, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under Section 12.2 or Section 12.3 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

        12.2 Indemnification By Seller and Seller Parent.

        (a)     NutraMax, First Aid and FAP, severally and jointly, hereby indemnify Buyer, Buyer Parent and their directors and officers (collectively, the “Buyer Indemnified Parties” and, individually, a “Buyer Indemnified Party”) from and against any and all damage, loss, diminution in value, liability and expense (including without limitation reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (“Losses”) incurred or suffered by any such Buyer Indemnified Party which arises out of (i) any breach of any representation, warranty or covenant of NutraMax, First Aid or FAP in this Agreement or any other agreement executed in connection herewith, (ii) the Excluded Liabilities or (iii) any Liens described on Schedule 2.1(c).

        (b)     Limitation of Seller Indemnification. Notwithstanding the provisions of Section 12.2(a):

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        (i)     Buyer Indemnified Parties shall not be entitled to indemnification for Losses in respect of claims made pursuant to Section 12.2(a) unless the total of all Losses in respect of such claims made by such Buyer Indemnified Parties shall exceed Fifty Thousand Dollars ($50,000) in the aggregate (the “Seller Deductible”), whereupon, all such Losses in respect of such claims above such amount shall be recoverable by the Buyer Indemnified Parties in accordance with the terms hereof. For the purposes of calculating the Seller Deductible, all materiality qualifiers contained in Sellers’ representations and warranties shall be disregarded;

        (ii)     Except as set forth in Section 12.6, the maximum amount payable to all Buyer Indemnified Parties for Losses in respect of claims made by Buyer Indemnified Parties under Section 12.2(a) shall not exceed: (i) with respect to claims made under Sections 6.2 and 6.3 hereunder, the Purchase Price and (ii) with respect to all other claims One Million, Three Hundred Thousand Dollars ($1,300,000) (the “Seller Cap”);

        (iii)     No Seller will have no liability under any provision of this Agreement for any Losses to the extent that such Losses relate to actions taken or not taken by Buyer or Buyer Parent after the Closing. After the Closing, Buyer and Buyer Parent will take all reasonable steps to mitigate all Losses upon and after becoming aware of any event or circumstance that could reasonably be expected to give rise to any Losses with respect to which indemnification may be required hereunder;

        (iv)     Any liability for indemnification under Section 12.2(a) shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty or covenant;

        (v)     Except as set forth herein, the Sellers shall not be obligated to provide indemnification hereunder with respect to any claim made after the Indemnification Cut-Off Date;

        (vi)     No Seller shall in any event be liable under this Section 12.2, and no claim for indemnification may in any event be asserted against any Seller under this Section 12.2, for any incidental or consequential damages by reason of a breach of any representation, warranty, covenant or indemnity contained herein; and

        (vii)     Upon making any payment to any Buyer Indemnified Party for any indemnification claim pursuant to this Section 12, the Sellers will be subrogated, to the extent of such payment, to any rights that the Buyer Indemnified Party may have against other Persons (other than another Buyer Indemnified Party) with respect to the subject matter of such indemnification claim.

        12.3 Indemnification By Buyer and Buyer Parent.

        (a)     Buyer and Buyer Parent, severally and jointly, hereby indemnify the Sellers and their controlling stockholders, directors, officers and employees (collectively, the “Seller Indemnified Parties” and, individually, a “Seller Indemnified Party”) from and against any and all Losses incurred or suffered by any such Seller Indemnified Party which arises out of (i) any breach of any representation, warranty or covenant made by Buyer or Buyer Parent in this

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Agreement or any other agreement executed in connection herewith or (ii) the operation of the Business and/or ownership of the Purchased Assets from and after the Closing.

        (b)     Limitation of Buyer Indemnification. Notwithstanding the provisions of Section 12.3(a):

        (i)     Seller Indemnified Parties shall not be entitled to indemnification for Losses in respect of claims made pursuant to Section 12.3(a) unless the total of all Losses in respect of such claims made by such Seller Indemnified Parties shall exceed Fifty Thousand Dollars ($50,000) in the aggregate (the “Buyer Deductible”), whereupon, only Losses in respect of such claims above such amount shall be recoverable by Seller Indemnified Parties in accordance with the terms hereof;

        (ii)     Except for the obligations set forth in Section 3.3 and as set forth in Section 12.6, the maximum amount payable to all Seller Indemnified Parties for Losses in respect of claims made by Seller Indemnified Parties under Section 12.3(a) shall not exceed: (i) with respect to claims made under Section 7.2 hereunder, the Purchase Price and (ii) with respect to all other claims One Million, Three Hundred Thousand Dollars ($1,300,000) (the “Buyer Cap”);

        (iii)     Seller Indemnified Parties shall take all reasonable steps to mitigate Losses for which indemnification may be claimed by them pursuant to this Agreement upon and after becoming aware of any event that could reasonably be expected to give rise to any such Losses. Any liability for indemnification under Section 12.3(a) shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty or covenant;

        (iv)     Except as set forth herein, Buyer shall not be obligated to provide indemnification hereunder with respect to any claim made after the Indemnification Cut-Off Date;

        (v)     Buyer and Buyer Parent shall not in any event be liable under this Section 12.3, and no claim for indemnification may in any event be asserted against Buyer or Buyer Parent under this Section 12.3, for any incidental or consequential damages by reason of a breach of any representation, warranty, covenant or indemnity contained herein; and

        (vi)     Upon making any payment to any Seller Indemnified Party for any indemnification claim pursuant to this Section 12, Buyer and Buyer Parent will be subrogated, to the extent of such payment, to any rights that Seller Indemnified Party may have against other Persons (other than another Seller Indemnified Party) with respect to the subject matter of such indemnification claim.

        12.4 Notice; Payment of Losses; Defense of Claims.

        (a)     Notice of Claims. Promptly after receipt by an indemnified party of notice of any claim, liability or expense to which the indemnification obligations hereunder would apply, the indemnified party shall give notice thereof in writing (a “Claim Notice”) to the indemnifying party, but the omission to so notify the indemnifying party promptly will not

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relieve the indemnifying party from any liability except (i) to the extent that the indemnifying party shall have been materially prejudiced as a result of the failure or delay in giving such Claim Notice and (ii) that no indemnification will be payable to an indemnified party with respect to any claim for which the Claim Notice is given after the Indemnification Cut-Off Date for such claim. Such Claim Notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted.

        (b)    Third Party Claims. In the case of any third party claim, if within ten (10) business days after receiving the notice described in the preceding paragraph the indemnifying party gives written notice (the “Defense Notice”) to the indemnified party stating that (i) it may be liable under the provisions hereof for indemnity in the amount of such claim if such claim were successful and (ii) that it disputes and intends to defend against such claim, liability or expense at its own cost and expense, then counsel for the defense shall be selected by the indemnifying party (subject to the consent of the indemnified party which consent shall not be unreasonably withheld) and the indemnified party shall not be required to make any payment with respect to such claim, liability or expense as long as the indemnifying party is conducting a good faith defense at its own expense; provided, however, that the assumption of defense of any such matters by the indemnifying party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification.

        (c)     The indemnifying party shall have the right, with the consent of the indemnified party, which consent shall not be unreasonably withheld, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled provided the indemnifying parties’ obligation to indemnify the indemnified party therefore will be fully satisfied. The indemnifying party shall keep the indemnified party apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish the indemnified party with all documents and information that the indemnified party shall reasonably request and shall consult with the indemnified party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, the indemnified party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified party shall be paid by the indemnifying party.

        If no Defense Notice is given by the indemnifying party, or if a good faith defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall, at the expense of the indemnifying party, undertake the defense of (with counsel selected by the indemnified party), and shall have the right to compromise or settle such claim, liability or expense. If such claim, liability or expense is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available all information and assistance that the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense.

        12.5 Purchase Price Adjustment. All indemnification payments made under this Agreement shall be treated as adjustments to the Purchase Price.

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        12.6 Exclusive Remedy. Except as otherwise set forth in this Agreement, after the Closing, this Section 12 shall provide the sole and exclusive remedy for claims for indemnification for Losses arising from a breach of the representations and warranties, covenants or other agreement or any other claim arising out of this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Agreement shall limit the remedy available to a party for (i) claims arising out of fraud, intentional misrepresentation or willful breach or (ii) claims arising out of breaches of Sections 8.1 (Confidentiality) and 9.1 (Confidentiality).

        SECTION 13.  MISCELLANEOUS.

        13.1 Notices. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery, if personally delivered by hand, (ii) upon the third day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, (iii) upon the date scheduled for delivery after such notice is sent by a nationally recognized overnight express courier or (iv) by fax upon written confirmation (including the automatic confirmation that is received from the recipient’s fax machine) of receipt by the recipient of such notice:

if to Buyer, to:	with a copy to:

Derma Sciences, Inc.	Gallagher, Briody & Butler
Attn: Edward J. Quilty	Attn: Thomas P. Gallagher, Esq.
214 Carnegie Center, Suite 100	155 Village Boulevard, Second Floor
Princeton, NJ 08540	Princeton, NJ 08540
Fax: (609) 514-0502	Fax: (609) 452-0090

if to Buyer Parent, to:	with a copy to:

Derma Sciences, Inc.	Gallagher, Briody & Butler
Attn: Edward J. Quilty	Attn: Thomas P. Gallagher, Esq.
214 Carnegie Center, Suite 100	155 Village Boulevard, Second Floor
Princeton, NJ 08540	Princeton, NJ 08540
Fax: (609) 514-0502	Fax: (609) 452-0090

if to any Seller, to:	with a copy to:

NutraMax Products, Inc.	Goodwin Procter LLP
Attn: Jim Todd, President	Attn: James A. Matarese, Esq.
9 Blackburn Drive	Exchange Place
Gloucester, Massachusetts 01930	53 State Street
Fax: (978) 282-3790	Boston, Massachusetts 02109
Fax: (617) 523-1231

26

13.2 Amendments; No Waivers.

        (a)     Any provision of this Agreement may be amended prior to the Closing Date if, and only if, such amendment is in writing and signed by each of the parties hereto. Any provision of this Agreement may be waived by any of the parties hereto if the waiver is in writing and signed by the party to be bound.

        (b)     No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.3 Expenses. Except as expressly provided hereunder, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        13.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except for an assignment by Buyer and Buyer Parent of their rights under this Agreement to their lenders as collateral security for loans made by such lenders, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

        13.5 Governing Law; Consent to Jurisdiction. Except as otherwise provided in this Agreement, all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. If a claim is commenced by Buyer, such claim shall be brought in the courts of Suffolk County in the Commonwealth of Massachusetts or the United States district courts for such county. If a claim is commenced by Sellers, such claim shall be brought in the courts of Mercer County, New Jersey or the United States District Court located in Trenton, New Jersey. Each party agrees not to commence any litigation relating hereto except as set forth above, waives any objection to the laying of venue of any such litigation in the courts agreed to above, and agrees not to plead or claim if litigation is commenced as set forth above that such litigation has been brought in an inconvenient forum.

        13.6 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

        13.7 Entire Agreement. This Agreement and each agreement, document and instrument to be delivered pursuant to this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or

27

warranty not set forth herein has been made or relied upon by either party hereto. None of the provisions of this Agreement, or the agreements, documents and instruments to be delivered pursuant to this Agreement, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        13.8 Bulk Sales Laws. Buyer Parent, Buyer and the Sellers each hereby waive compliance by the Sellers with the provisions of the “bulk sales”, “bulk transfer” or similar laws of any state, provided that Sellers agree to indemnify the Buyer Indemnitees from and against any claims arising out of the failure to comply with such laws.

        13.9 Taxes Related to Transfer of Purchased Assets. Buyer shall be responsible for any transfer, documentary, sales, use, stamp, or other Taxes assessed upon or with respect to the transfer of the Purchased Assets to Buyer and any recording or filing fees with respect thereto.

[Signature Page Follows]

28

[Signature Page to Asset Purchase Agreement]

        IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first set forth above.

BUYER: DERMA FIRST AID PRODUCTS, INC.
By:
Name: Title:

BUYER PARENT: DERMA SCIENCES, INC.
By:
Name: Edward J. Quilty Title: President and Chief Executive Officer

SELLERS: F.A. PRODUCTS, L.P. By: First Aid Products, Inc. Its: General Partner
By:
Name: James W. Todd Title: President and Chief Executive Officer

NUTRAMAX PRODUCTS, INC.
By:
Name: James W. Todd Title: President and Chief Executive Officer

FIRST AID PRODUCTS, INC.
By:
Name: James W. Todd Title: President and Chief Executive Officer

F-29

Exhibit G

Derma Sciences Inc.

Confidential Purchaser Questionnaire

Before any sale of Shares or Warrants by Derma Sciences Inc. can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc. Attn: Investment Banking Department, 125 Broad St., New

York, NY 10004, FAX: 212-425-2028

1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS
Name (Exact name as it should appear on stock certificate) Residence Address Home Telephone Number Fax Number Date of Birth Social Security Number

B. IDENTIFICATION QUESTIONS FOR ENTITIES
Name
(Exact name as it will appear on stock certificate)
Address of Principal Place of Business
State (or Country) of Formation or Incorporation
Contact Person
Telephone Number ( )
Type of Entity
(corporation, partnership, trust, etc.)
Was entity formed for the purpose of this investment?
Yes No

2.     DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

☐	private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire;

☐	a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐	a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents;

☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees;

☐	an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000;

☐	an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000; or

☐	an entity in which all of the equity owners are accredited investors.

3.	BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation Number of Years Present Employer Position/Title Educational Background

        Frequency of prior investment (check one in each column):

	Stocks & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4.	SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information, which may occur prior to the investment.

Executed at ___________________, on ______________________, 2007

(Signature)

Exhibit H

[GRAPHIC OMITTED]

William Rubenstein
Vice President
Healthcare Finance

Merrill Lynch Capital,
A division of Merrill Lynch
Business Financial Services Inc.
222 North LaSalle St
15th Floor
Chicago, IL 60601
312.750.6144
312.428.4073 fax

August 21, 2007

Edward Quilty
Derma Sciences Inc.
214 Carnegie Center
Suite 100
Princeton, NJ 08540

Re: Working Capital and Acquisition Facility

Dear Edward:

We are pleased to advise you that Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. (“Lender”) will consider establishing credit facilities which would consist of a Senior $8.0 million revolving loan (“Revolver”), a Senior $6.0 million Term Loan A (the “Term Loan A”) (together, the “Facility”) under the terms and conditions set forth below with the relative entities involved in the ownership and operation of Derma Sciences Inc. (collectively “Borrower”). Please note that any funding under this proposal is subject to due diligence, legal documentation and credit committee approval.

Revolver

Maximum Loan Amount:	The Maximum Loan Amount under the Revolver shall be $8.0MM. The amount available to Borrower under the Revolver at any one time shall be based upon the Availability (as described below).

Availability:	Availability under the Facility shall be an amount up to 85% of the "net collectable value” of Borrower’s accounts receivable due from eligible direct and third-party payors, and the lesser of 70% of NOLV of eligible inventory or 60% of the inventory valued at cost. The “net collectable value” of Borrower’s accounts receivable is the amount Borrower bills such payors less bad debt, contractual allowances and other standard ineligibles, which, along with eligible inventory, shall be determined by Lender upon completion of onsite due diligence.

Term:	60 Months.

Please initial upon approval _______________

MERRILL LYNCH CAPITAL

Derma Sciences Inc.
August 21, 2007

Interest and Fees:
(a)	Interest on the outstanding balance of the Revolver shall be payable monthly in arrears at an annual rate of one month LIBOR plus 275 basis points or Prime plus 50 basis points, reset daily. Interest on the outstanding balance shall be calculated on the basis of the actual number of days elapsed in a 360 day year. Collections of cash by Lender under the Revolver shall be credited to Borrower’s obligations thereunder on a daily basis, subject to three business clearance days.

(b)	Borrower shall pay Lender a collateral management fee of $24,000 per annum, payable monthly.

(c)	Borrower shall pay Lender an unused line fee equal to .50% per annum, payable monthly, of the average unused portion of the Revolver.

(d)	Borrower shall pay Lender a Commitment Fee of 1.0% of the Maximum Loan Amount at closing.

Security:	Lender shall receive a perfected first priority security interest in all existing and future accounts receivable and accounts receivable-related items, all securities evidencing ownership interest in Borrower and its subsidiaries and joint ventures, and all other assets of Borrower.

Term Loan A

Term Loan A Amount:	$6.0MM

Security:	Term Loan A will be cross-collateralized with Revolver

Term:	60 Months.

Interest and Fees:
(a)	Interest on the outstanding balance of Term Loan A shall be payable monthly in arrears at an annual rate of one month LIBOR plus 450 basis points or Prime plus 150 basis points, reset daily. Interest on the outstanding balance shall be calculated on the basis of the actual number of days elapsed in a 360 day year.

(b)	Borrower shall pay Lender a Commitment Fee of 1.5% of the Term Loan A Amount at closing.

Amortization:	Normal straight line amortization paid monthly.

Please initial upon approval _______________

MERRILL LYNCH CAPITAL

Derma Sciences Inc.
August 21, 2007

Facility Terms

Other Terms:	Borrower shall maintain and pay for a Lock Box Account mutually satisfactory to Borrower and Lender for Borrower’s cash collections; and Lender shall receive an opinion from Borrower’s counsel satisfactory to Lender.

In the event of any early repayment of the Facility deferred commitment fees are TBD.

Loan Documents:	Borrower shall execute and deliver to Lender such loan and security agreements, instruments, documents, certificates, opinions and assurances as are reasonable and customary for similar loans, and as Lender may reasonably require in connection with the closing of the Facility.

Derivatives Capabilities:
While the financing described herein is in no way contingent upon the purchase of any services from Merrill Lynch & Co., Lender will, at Borrower’s request, facilitate Borrower’s interaction with Merrill Lynch & Co. Derivative Hedging Group to assist Borrower in planning interest rate hedging strategies.

Financial Covenants:	Financial covenants will consist of:
(a)	Minimum fixed charge coverage ratio 1.2x. The fixed charge coverage ratio shall be calculated by taking EBITDA less unfinanced capital expenditures and dividing the result by the sum of debt amortization, cash interest expense, cash distributions and cash taxes.
(b)	Maximum senior leverage of 3.0x.
(c)	Others as may reasonably be determined in due diligence.

Facility costs:	All reasonable costs associated with the Facility, including, but not limited to Lender’s out-of-pocket expenses associated with the transaction, professional fees, recording fees, search fees, and filing fees will be paid by Borrower regardless of whether the transaction closes. Upon acceptance of the general terms of this letter, Borrower shall remit a non-refundable $50,000 deposit, which amount shall be applied against the Facility costs. Borrower agrees to remit, upon request by Lender, additional deposit funds to be applied against Facility costs, if necessary, during the Facility underwriting and diligence period.

Borrower Identification – USA Patriot Act Notice:	Merrill Lynch hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”) and Merrill Lynch’s policies and practices, Merrill Lynch is required to obtain, verify and record certain information and documentation that identifies each Borrower, which information includes the name and address of each Borrower and such other information that will allow Merrill Lynch to identify each Borrower in accordance with the Act.

Please initial upon approval _______________

MERRILL LYNCH CAPITAL

Derma Sciences Inc.
August 21, 2007

Exclusivity:	In connection with the credit process for the Facility, Borrower understands that Lender will invest significant resources into making financial, legal and collateral investigations and determinations, and that Lender will incur opportunity costs in pursuing such investigations and determinations for this Facility. Accordingly, Borrower agrees that, during the “Feasibility Period” defined below, Borrower and its principals and affiliates will (a) not close any loan or extend or refinance any existing financing for any entity listed herein as Borrower, or sign a term sheet with or otherwise engage another lender for such purpose, (b) negotiate exclusively with Lender regarding any financing, the purpose of which is substantially the same as that of the proposed Facility, and (c) act in good faith and with reasonable diligence and dispatch to provide all requested access, information, and documentation to allow Lender to pursue approval of the proposed Facility and closing if the Facility is approved by Lender’s credit committee. If Borrower fails to comply with the requirements of the preceding sentence, then Borrower shall pay to Lender, on demand, liquidated damages equal to 1.0% of the maximum Facility loan amount, such payment to be in addition to any deposit(s) paid to Lender and any other reimbursement obligations of the Borrower hereunder. The “Feasibility Period”means the period commencing as of the date hereof and continuing until the earlier of (a) the closing of the Facility, (b) a determination by Lender not to pursue such transaction, or (c) 90 days from the date hereof (which 90-day period will automatically be extended to 360 days if Lender obtains, within 90 days, credit committee approval for the Facility substantially in accordance with the terms described herein). Borrower agrees that such liquidated damages are a reasonable approximation of the damages Lender will sustain by reason of Borrower’s breach of its agreements in this paragraph.

The terms of the Facility as set forth herein are for discussion purposes only and this term sheet does not imply in any way a commitment by Lender to enter into the Facility or to submit the Facility to Lender’s credit committee for approval. Lender may terminate its review of the Facility at any time in its sole discretion. Lender will make the loans summarized above only upon further due diligence and underwriting of the transaction, approval through Lender’s credit approval process, Lender’s continuing satisfaction with the financial and business conditions of the Borrower and its principals, and receipt of documentation and assurances satisfactory to Lender and its legal counsel. This term sheet does not purport to specify all of the terms, conditions, representations and warranties, covenants and other provisions that will be contained in the final Financing Documents for the Facility, if approved by Lender. The Facility shall be subject to such other terms, covenants and conditions as Lender deems appropriate in its sole discretion.

This term sheet is being delivered in reliance that all information provided to Lender is and will be accurate and complete. The contents of this term sheet may not be shared with any third party without Lender’s prior written consent, except for management and regulatory bodies on a need-to-know basis. All persons who are informed of the contents of this term sheet also need to be informed that such contents are confidential and cannot be disclosed without Lender’s prior written consent.

Notwithstanding anything else contained herein, Borrower hereby expressly agrees to be bound by the provisions of this term sheet relating to confidentiality, exclusivity and expense reimbursement.

Please initial upon approval _______________

MERRILL LYNCH CAPITAL

Derma Sciences Inc.
August 21, 2007

This term sheet supersedes all previous discussions, communications and proposals relating in any way to the Facility and shall expire if not executed by Borrower and returned to Lender by 5:00 pm EST on August 24 2007.

If you would like Lender to continue reviewing your loan request, please evidence your agreement with the forgoing by accepting this proposal on the space set forth below, and returning it, along with a good faith deposit of $50,000, to Merrill Lynch Capital, Attn: Finance & Accounting/Good Faith Department, 222 N. LaSalle Street, 16th Floor, Chicago, IL 60601. Alternatively, the good faith deposit can be wired to LaSalle Bank, 135 S. LaSalle Street, Chicago, IL 60603; ABA # 071000505, Account Name: MLBFS Healthcare Finance, ACCT# 5800395088, ATTN: Derma Sciences Inc. Upon receipt, we will immediately begin due diligence, Lender’s credit process, and legal documentation. We appreciate the opportunity to furnish this proposal to you. If you have any questions, please do not hesitate to call.

Very Truly Yours,

William Rubenstein

Agreed and accepted this ___ day of ____________, 2007.

___________________________
Derma Sciences, Inc.

By:_________________________

Name:_________________________

Title :__________________________

Please initial upon approval___________